                                    1997
                                    semi-
                                   annual
                                      report






                                    June 30, 1997
                                    Variable Investors Series Trust






                                                      [FIRST VARIABLE LIFE LOGO]

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997


        GROWTH (FORMERLY COMMON STOCK) AND
         MULTIPLE STRATEGIES PORTFOLIOS
     Sub-Advisor: Value Line Asset Management              [LOGO]
           a division of Value Line, Inc.

After a strong first quarter, during which the economy grew at a robust 4.9%, the second quarter saw growth slow to an acceptable 2.2% level. The Federal Reserve raised interest rates in March by 25 basis points in response to the strong growth in the first quarter, but has since stayed on the sidelines refusing to raise rates again at either the July or August Federal Open Market Committee meetings. The stock market started the year on a strong note, but then suffered a 10% correction in response to the strong economic data and the Federal Reserve tightening. However, as evidence grew that economic growth was slowing, the market staged a huge rally, moving up 25% in just three months. The combination of a "Goldilocks" type economy, growing neither too fast nor too slow, but just right, coupled with a very benign inflation outlook (the PPI declined for five consecutive months), and stronger than expected corporate profits proved to be Nirvana for equity investors and the S&P 500 was up more than 20% for the first six months of the year. The Dow Jones Industrial Average was up a similar amount, but the action was focused primarily on large capitalization stocks as the mid-cap and small cap indices trailed the S&P 500 by a significant amount.

For the second half of the year we look for continued moderate economic growth of around 2.5%, with corresponding low inflation, and better than expected corporate profit growth. In such an environment we believe the stock market can continue to perform well. However, we think the market has probably rallied too far and too fast, discounting a tremendous amount of good news on the economy, interest rates, and corporate profits in the process. Any disappointment in one of these areas could lead to some profit taking. We would view this as a prelude to the next move up.

GROWTH PORTFOLIO

The investment objective of the Growth Portfolio is capital growth which it seeks to achieve through a policy of investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stock. The secondary objective is current income when consistent with the primary objective.

The Growth Portfolio had a total return (including dividends and income) for the first six months of 1997 of 12.49% as compared to 20.59% for the Standard & Poor's 500 Index. Stock selection is guided by the Value Line Timeliness Ranking System which focuses on stocks with superior earnings growth and price momentum. The Ranking System is heavily weighted in mid-cap and small-cap stocks which lagged the large capitalization stocks such as those in the S&P 500 during the first six months of the year. In addition, the Portfolio was overweighted in the technology sector, particularly networking stocks which suffered from product transitions and a pause in local and long distance carrier capital spending plans. The Portfolio was also overweighted in energy stocks, especially oil service and drillers, and this area was weak due to a pullback in the price of the commodity. The third overweighted sector was financial services, primarily banks and insurance companies; two industries with excess capital and under ongoing consolidation. This proved to be a benefit as the financial services stocks in the Portfolio returned more than 30% in the first six months.

For the rest of 1997 we have a more sanguine outlook for the stock market, although we do believe a high single digit or low double digit return is possible from current levels. However, we would expect some type of a meaningful correction during the second half, as the market has risen too far in too short a period of time. We expect to remain overweighted in technology, with a focus on networking and enterprise software stocks, financials, and energy stocks. Utilities and consumer staples will remain underweight, due to poor earnings growth and a lack of pricing power.
                                                     VALUE LINE ASSET MANAGEMENT

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the Growth Portfolio and the S&P 500 Index *
--------------------------------------------------------------------------------


                              Vist          S&P 500
            Year/Qtr         Growth          Index
          ------------       -------        -------
                  1994       $10,000        $10,000
           Apr 1, 1994       $10,000        $10,000
                Jun 30       $ 9,393        $ 8,988
                Sep 30       $10,141        $10,380
          Dec 31, 1994       $10,264        $10,303
                Mar 31       $10,834        $11,305
                Jun 30       $12,461        $12,383
                Sep 30       $14,180        $13,365
          Dec 31, 1995       $14,075        $14,169
                Mar 31       $15,209        $14,930
                Jun 30       $15,970        $15,599
                Sep 30       $16,924        $16,081
          Dec 31, 1996       $17,708        $17,420
                Mar 31       $16,850        $17,889
                Jun 30       $19,920        $21,009


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------

Periods ended June 30, 1997

                                         Past 1     Past 5     Past 10
                                          year       years      years
                                          ----       -----      -----

Growth Portfolio                          24.73%     16.80%     13.08%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued

MULTIPLE STRATEGIES PORTFOLIO

The investment objective of the Multiple Strategies Portfolio is to seek as high a level of return as is considered consistent with prudent investment risk by investing in a portfolio of equity securities, bonds, and short term instruments in varying proportions.

On June 30, 1997, the Portfolio was 76% invested in common stocks, 13% in bonds with a mixture of high grade corporates, government, and government agencies, and approximately 11% in short term securities. This mixture (more weighted in stocks than a typical 60% equities/40% bonds balanced portfolio) proved to be beneficial as the equity market posted a 20% return for the first six months, while the bond market had only a low single digit total return. The Portfolio had a total return of 10.27% for the first six months compared to 13.46% for a 60% S&P 500 Index / 40% Lehman Brothers Government/Corporate Bond Index mixture, as the equity holdings were unable to keep pace with the S&P 500 Index.

The equity holdings in the Portfolio mirror those of the Growth Portfolio and will continue to do so. Selection is guided by the Value Line Timeliness Ranking System which favorably ranks stocks with earnings and price momentum. We anticipate a more conservative equity position in the Portfolio going forward, based upon our view of a likely correction for the stock market some time in the second half of 1997.
                                                     Value Line Asset Management


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the Multiple Strategies Portfolio, the S&P 500 Index * and the Lehman Brothers Government/Corporate Bond Index *
--------------------------------------------------------------------------------


                         Vist                Lehman Bros.        S&P 500
  Year/Qtr        Multiple Strategies         Govt/Corp           Index
------------      -------------------        ------------        -------
        1994            $10,000                $10,000           $10,000
 Apr 1, 1994            $10,000                $10,000           $10,000
      Jun 30            $ 9,364                $ 9,876           $ 9,966
      Sep 30            $ 9,913                $ 9,925           $10,000
Dec 31, 1994            $ 9,974                $ 9,962           $10,303
      Mar 31            $10,475                $10,458           $11,305
      Jun 30            $11,845                $11,138           $12,383
      Sep 30            $13,154                $11,343           $13,365
Dec 31, 1995            $13,189                $11,872           $14,769
      Mar 31            $13,884                $11,594           $14,930
      Jun 30            $14,351                $11,648           $15,599
      Sep 30            $15,053                $11,854           $16,081
Dec 31, 1996            $15,609                $12,217           $17,420
      Mar 31            $15,008                $11,875           $17,889
      Jun 30            $17,212                $12,526           $21,009





* These Indices are unmanaged indices in which investors can not invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued

--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------

Periods ended June 30, 1997


                                   Past 1      Past 5       Past 10
                                    year        years        years
                                    ----        -----        -----

Multiple Strategies Portfolio      19.94%       14.21%       11.29%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis               --------------
For the Six Months Ended June 30, 1997             WARBURG PINCUS
Continued                                          --------------


GROWTH & INCOME PORTFOLIO
Sub-Advisor: Warburg Pincus Counsellors, Inc.

The Growth & Income Portfolio's investment objective is to provide growth of capital and income.

THE MANAGER: Brian Posner, a twelve year investment veteran who most recently managed Fidelity Equity Income II Fund for five years, took control of the Growth & Income Portfolio on January 9, 1997. Mr. Posner's investment style targets temporarily out-of-favor stocks, including those that are in cyclically depressed industries. Because he emphasizes risk-adjusted total-return potential, most of the stocks held in the Portfolio pay dividends. In fact, the Portfolio has a strong bias in favor of mid- and large-cap companies.

First Quarter Recap: Applying his brand of a disciplined, value-oriented investment approach, Mr. Posner replaced almost every security in the Portfolio during his first five weeks at the helm. Over that period, he worked closely with the Portfolio's previous manager, Anthony Orphanos, to minimize shareholder exposure to capital-gains taxes. Likewise, he managed the Portfolio's transition with an eye on avoiding lapses in performance; by carefully planning his stock sales and purchases, the Portfolio participated in the market's rise, which was quite strong early in the first quarter (though a dramatic market pullback late in the quarter took away much of the Portfolio's and the S&P 500's year-to-date gains).

Second Quarter Commentary: During the second quarter, the Portfolio saw strong showings from a number of its holdings during the period, with particularly good performance coming from its technology, health care and financial stocks. The Portfolio made few significant changes during the quarter, as fundamentals of companies held in the Portfolio remain sound, and the majority of the holdings continue to be attractively valued for their risk-adjusted-return potential. In terms of sectors, the Portfolio's industry weightings stayed generally close to those of the S&P 500 Index during the period. Although Mr. Posner selects stocks strictly on a bottom-up basis, he saw little incentive to take on excessive industry risk, given the lack of compelling sector valuations. Against this backdrop, he attempted to add value via stock selection within specific areas and by adding a few "special situation" stocks as opportunities arose. Overall, the Portfolio returned 15.20% for the six months ended June 30, 1997, compared to 20.59% for the S&P 500 Index.

One noteworthy composition change was within the energy and oil & oil-services sectors of the Portfolio. The Portfolio increased its exposure to service providers in deep-water-drilling. These stocks, which were strong performers in 1996, had come under heavy pressure earlier this year due to fears of declining energy prices. The manager believed that the market's pessimism regarding these companies was extreme, particularly given the companies' lengthy and potentially lucrative contracts for projects in the Gulf of Mexico and the North Sea.

The Portfolio continued to have significant exposure to tobacco companies, which were volatile performers during the period due to uncertainties surrounding the scope of the industry's class-action-lawsuit settlement. Although progress toward a settlement with the government continues to merit close scrutiny, Mr. Posner's outlook on the longer-term prospects for these stocks remains positive. For one, he believes that the market's fears regarding "worst-case" scenarios are fading, given the tentative settlement details announced recently. And the government, in his view, will not insist on reforms and punitive measures that will threaten the industry's ability to make settlement payments. Other grounds for optimism include the product and marketing creativity of companies such as Philip Morris Cos., Inc. and the relatively inelastic demand for tobacco.

Elsewhere, the Portfolio established positions in special situation stocks such as Polaroid Corp. The manager believes the efforts of the company's relatively new management team, which has been revamping product lines and streamlining costs, could result in significantly improved longer-term cash flows.

                                               WARBURG, PINCUS COUNSELLORS, INC.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued



--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the Growth & Income Portfolio and the S&P 500 Index *
--------------------------------------------------------------------------------


                Vist Growth        S&P 500
  Year/Qtr       & Income           Index
------------    -----------        -------
        1994
 Apr 1, 1994
      Jun 30
      Sep 30
Dec 31, 1994
      Mar 31
May 4,  1995      $10,000          $10,000
      Jun 30      $10,152          $10,232
      Sep 30      $11,145          $11,043
Dec 31, 1995      $11,310          $11,708
      Mar 31      $12,747          $12,337
      Jun 30      $12,907          $12,890
      Sep 30      $12,162          $13,288
Dec 31, 1996      $12,680          $14,395
      Mar 31      $12,833          $14,782
      Jun 30      $14,608          $17,360


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------


Periods ended June 30, 1997

                                                  Past 1      Life of
                                                   Year      Portfolio***
                                                   ----      ------------
Growth & Income Portfolio                          13.26%      19.94%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued


                                                   -------------------
           HIGH INCOME BOND PORTFOLIO              FEDERATED INVESTORS
         Sub-Advisor: Federated Investors


The High Income Bond Portfolio invests in lower quality corporate bonds with a goal of obtaining high current income and capital appreciation. With economic growth seemingly in check, the high yield market delivered good performance through the first half of 1997. High yield bonds (as well as most financial assets) continued to benefit from an almost ideal economic environment. The economy appears to be slowing from its rapid first quarter pace while inflation continues to modestly decline. This environment caused interest rates to decline and stock prices to set new highs. This strength in high quality bonds and equities had a positive impact on the high yield market. The high yield market also benefited from strong demand as mutual fund inflows continued and structured products like "Collateralized Bond Obligations" dedicated money to the high yield market. In this environment, high yield bonds outperformed high quality bonds as default activity remained modest and the yield spread between high yield bonds and Treasury securities remained relatively constant.

The High Income Bond Portfolio returned 6.16% for the six months ended June 30, 1997, edging out the Lehman Brothers Single "B" Index which returned 5.44%. Several factors positively impacted performance during this time period. First, the Portfolio continued to avoid most problem credit situations in the high yield market. Second, the cable industry, which is one of the Portfolio's largest industry exposures, performed well as investors rediscovered the value of well-managed cable properties. This recognition was driven by Microsoft's $1 billion investment into Comcast Corp. (a Portfolio holding) and several strategic moves by Cablevision Systems Corp. (also a Portfolio holding) which improved its overall credit profile. Finally, the Portfolio benefited from several issuer-specific events. TCI Satellite Entertainment, Inc. agreed to merge its Primestar satellite operation with News Corp.'s satellite operation which should result in a stronger credit going forward. However, in a related development, News Corp. abandoned its agreement with Echostar Satellite Broadcasting Corp., another satellite operator which the Portfolio holds, causing Echostar bonds to underperform during the quarter. Also, RBX Corp., a foam manufacturer, reported better than expected earnings and Qwest Communications International, Inc. completed an initial public offering of its stock. On the negative side, Royal Oak Mines, Inc. underperformed as gold prices sagged.

Our outlook for the high yield market continues to be optimistic, especially as we look out over the balance of 1997. We see nothing to alter our outlook for steady economic growth and modest inflation. While markets may be volatile on a day to day basis, we believe high yield bonds will perform well as long as the current economic environment continues. As the third quarter begins, the high yield market is experiencing some modest weakness driven by substantial new issue supply. Issuers and underwriters have responded to strong demand for high yield securities and attractive interest rates to bring substantial new issuance to market. This has caused modest weakness in the market as the secondary market reacts to the new issuance. However, we believe that underlying demand remains strong and the supply will be absorbed allowing markets to stabilize.

                                                             FEDERATED INVESTORS

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the High Income Bond Portfolio and the Lehman Brothers Single "B" Index *
--------------------------------------------------------------------------------


                 Vist High           Lehman Bros.
  Year/Qtr      Income Bond        Single 'B' Index
------------    -----------        ----------------
        1994      $10,000              $10,000
 Apr 1, 1994      $10,000              $10,000
      Jun 30      $ 9,906              $10,010
      Sep 30      $ 9,879              $10,198
Dec 31, 1994      $ 9,655              $10,215
      Mar 31      $10,167              $10,745
      Jun 30      $10,729              $11,299
      Sep 30      $11,102              $11,641
Dec 31, 1995      $11,487              $11,907
      Mar 31      $11,795              $12,213
      Jun 30      $11,948              $12,484
      Sep 30      $12,635              $13,053
Dec 31, 1996      $13,123              $13,523
      Mar 31      $13,269              $13,694
      Jun 30      $13,931              $14,259


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------

Periods ended June 30, 1997

                                Past 1  Past 5  Past 10
                                 year    years   years
                                ------  ------  -------
High Income Bond Portfolio      16.60%  10.47%  10.36%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued


MATRIX EQUITY  PORTFOLIO
(FORMERLY TILT UTILITY PORTFOLIO)                                    [LOGO SSGA]
Sub-Advisor: State Street Global Advisors a division of State Street Bank and Trust Company

The investment objective of the Matrix Equity Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio that is selected by the sub-advisor on the basis of its proprietary analytical model. Sector weights are normally maintained at a similar level to that of the S&P 500 Index. The Portfolio will invest at least 65% of its total assets in equity securities. (Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and had different policies, but maintained the same investment objective.)

Increased market volatility was the norm for the first quarter of 1997. Although many believed that the market had anticipated the Federal Reserve interest rate hike, market conditions proved that corrective pressures were present. In April, the S&P 500 Index experienced its third largest point drop in history with a decline of 20.69 points. In spite of this, the index ended up 5.84% for the month. SSgA's Matrix Equity strategy experienced much of this same volatility during the month, however it ended the month lagging the S&P 500 Index by 50 basis points.

From a capitalization perspective, May was almost a complete reversal of April, with the differential between the S&P 500 and Russell 2000 Indices ending the month at -5.15%. Small caps were spurred on primarily because of the strong earnings reported by many companies in this segment of the market. In addition, investors diversified away from large cap stocks believing that these were overvalued and fearing they had reached their pinnacle. Our Matrix strategy was able to take advantage of the movement of assets and posted a positive 1.11% gain relative to the S&P 500. The positive performance was led by our continued overweight to technology, specifically computer software, and our overweight to financials, with much of the gain there coming from the insurance industry.

In June, both large and small capitalization stocks experienced strong performance results with mid-cap stocks bringing up the rear. The Dow once again reached several record highs during the month of June closing up 4.66% with the S&P 500 and the Russell 2000 Indices following at 4.35% and 4.10%, respectively. The pendulum of technology stocks once again swung the other way as our overweight in this area cost us 23 basis points. Health care stocks also moved against us causing the portfolio to forfeit another 38 basis points. These losses were partially offset by slight gains in other industries which left the portfolio down slightly for the month with a relative return of -54 basis points.

Overall the second quarter was extremely volatile for both the market and the Matrix Equity strategy. Even with the significant market movement the portfolio finished the quarter with a positive relative return of 6 basis points.

                                                    STATE STREET GLOBAL ADVISORS

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the Matrix Equity Portfolio, the S&P Utility Index * and since May 1, 1997 the S&P 500 Index *
--------------------------------------------------------------------------------

                 Vist Matrix      S&P Utility
  Year/Qtr         Equity            Index
------------     -----------      -----------
1994               $10,000          $10,000
 Apr 1, 1994       $10,000          $10,000
      Jun 30       $ 9,940          $ 9,987
      Sep 30       $10,180          $10,076
Dec 31, 1994       $10,009          $ 9,821
      Mar 31       $10,604          $10,484
      Jun 30       $11,153          $11,259
      Sep 30       $12,369          $12,521
Dec 31, 1995       $13,357          $13,923
      Mar 31       $12,989          $13,260
      Jun 30       $13,446          $13,974
      Sep 30       $12,835          $13,503
Dec 31, 1996       $13,973          $14,403
      Mar 31       $13,767          $14,028
      Jun 30       $15,284          $15.366


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Effective May 1, 1997, the benchmark for the Matrix Equity Portfolio is the S&P 500 Index. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------

Periods ended June 30, 1997

                                     Past 1    Past 5    Life of
                                      year      years   Portfolio***
                                      ----      -----   ------------
Matrix Equity Portfolio              13.67%    13.66%    12.99%



"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 16, 1988)

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued


SMALL CAP GROWTH PORTFOLIO              [LOGO PILGRIM BAXTER & ASSOCIATES, LTD.]
(FORMERLY SMALL CAP PORTFOLIO)                        -------------------
Sub-Advisor: Pilgrim Baxter & Associates, Ltd.        INVESTMENT COUNSEL

The investment objective of the Small Cap Growth Portfolio is to seek capital appreciation by investing, under normal conditions, at least 65% of its total assets in securities of companies with market capitalizations or annual revenues under $1 billion at time of purchase.

While June's moderate gains don't give us cause for great celebration, the advance was welcome given that the second quarter began with small cap stock performance lagging that of the large caps by a magnitude not seen since 1937. Larger cap stocks and blue-chip type names continued to log solid gains during June, with the S&P 500 Index up 4.35%. Despite the fact that large cap equities slightly outperformed the Russell 2000 Index and our relevant growth benchmarks for the month, the strong performance of the large caps is in many ways a positive sign for the broader market. It suggests that investors still believe strongly in domestic equities, and as the economy remains stable it can only be a matter of time before that support spreads to lift smaller cap stocks as well. The market's appetite for growth will inevitably be drawn to the smaller companies achieving some of the most consistent and impressive gains in earnings and revenues. Overall, the Portfolio returned -0.25% for the six months ended June 30, 1997, compared to 10.21% for the Russell 2000 Index.

The close of the quarter earnings releases produced some negative announcements, some of which came from companies in the Small Cap Growth Portfolio. However, investors seemed more willing to accept this round of earnings shortfalls as isolated, company-specific events, rather than letting a few announcements infect an entire sector, as has often been the case in the past. Computer chip giant Intel, which has roiled the market in the past by missing quarterly estimates, announced early in June that it would not meet analysts' expectations. The following day the market opened down sharply in the wake of such news, but most technology shares actually closed higher for the day. Such a rational reaction has been reassuring to us during these summer months, which are often a period of great volatility, particularly for technology shares.

During June, technology shares were up moderately, while the health care and service sectors turned in the strongest performances. Telemarketing concern Sitel Corp. climbed 25% during the month, and Pediatrix Medical Group was up more than 15%. Consumer stocks also logged solid returns after reporting strong quarterly results. St. John Knits, Inc. and Wolverine World Wide, Inc. (maker of Hush Puppies shoes) shares were up 27% and 17%, respectively, while restaurateur Papa John's International, Inc. gained 15% during the month.

Another sign that the health of smaller cap and growth stocks is returning, initial public offerings and secondaries have resumed. The deals span more industries than just technology, and they are not being bid up or down as egregiously as is the case when small cap stocks have peaked or gone too far. Investors are approaching this season's IPOs with an eye for quality and proven concepts and managements. For example, Pierce-Leahy Corp. debuted at the end of June with the kind of history and future for growth that we look for and want to own. But, the company's business isn't exactly flashy, they archive documents, so we didn't expect it to be a "hot" deal. The offering ended up being eight times oversubscribed and the shares have gone from $18 at the offering to more than $25 last week. On the flip-side of the IPO coin, Peapod, the much ballyhooed Internet grocery shopping service, was priced at $16 and traded down almost immediately. Investors were definitely looking for a few quarters of performance before making a long-term commitment to these shares.

During the next few weeks, the market will be digesting and reacting to what we expect to be some very positive earnings news. If investors are once again willing to look at smaller companies and reward real growth in earnings, which hasn't been the case for more than a year, then we believe there will be some very positive days ahead for the types of companies we focus on. If growth stocks, and the technology sector in particular, can make it through the summer with only minor see-sawing, it will bode well for the second half of 1997 and our style of investing. Eventually, investors will complete the recognition that began in April of smaller company's earnings gains, and the competition will resume to hold the best quality growth names like those that make up the Portfolio.
                                               PILGRIM BAXTER & ASSOCIATES, LTD.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the Small Cap Growth Portfolio and the Russell 2000 Index *
--------------------------------------------------------------------------------

                       Vist Small           Russell 2000
  Year/Qtr           Capital Growth            Index
------------         --------------         ------------
        1994
 Apr 1, 1994
      Jun 30
      Sep 30
Dec 31, 1994
May 4,  1995             $10,000              $10,000
      Jun 30             $10,939              $10,676
      Sep 30             $12,593              $11,731
Dec 31, 1995             $13,008              $11,985
      Mar 31             $14,439              $12,000
      Jun 30             $16,705              $13,230
      Sep 30             $17,587              $13,275
Dec 31, 1996             $16,582              $13,965
      Mar 31             $13,401              $13,242
      Jun 30             $16,540              $15,655

* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------

Periods ended June 30, 1997

                                       Past 1     Life of
                                        Year     Portfolio***
                                        ----     ------------
Small Cap Growth Portfolio             (0.99)%     26.21%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued

U.S. GOVERNMENT BOND PORTFOLIO                           [STRONG LOGO]
Sub-Advisor:  Strong Capital Management, Inc.

The investment objective of the U.S. Government Bond Portfolio is to seek current income and preservation of capital through investing primarily in bonds issued by the U.S. Government and its agencies. The majority of the investments in the Portfolio are issued or guaranteed as to timely payment of principal and interest by the U.S. Government, its agencies or its instrumentalities. While the U.S. Government guarantees individual securities in the Portfolio, it does not guarantee the Portfolio's share price.

The U.S. Government Bond Portfolio returned 2.95% for the six months ended June 30, 1997, compared to 2.62% for the Lehman Brothers Government Bond Index. The first half of 1997 has shown strong economic growth in almost all sectors of the economy. At the end of the first quarter, market yields were near their highs for the year as investors expected continued strength in the economy to lead to another round of Federal Reserve monetary tightening. But a subsequent slowdown in retail sales, durable goods, housing, and auto sales eased the market's fears of further Fed tightening during the second quarter, as inflationary pressure appeared to be in check. The delay in tightening and continued signs of moderating growth encouraged bond investors and led to a yield decline of 30 to 40 basis points across the yield curve through the end of June.

Since April, returns among bond market sectors have been similar, with mortgage-backed securities and corporate bonds being the best performers, as yield spreads to Treasuries tightened modestly. Because the decline in yields was relatively uniform across maturities, longer-duration bonds out-performed short-duration bonds.

For the remainder of 1997, we believe the Fed will continue to raise rates, but at a more protracted pace than we have seen in previous tightening cycles. Industrial production remains robust, the housing market is showing signs of renewed strength, unemployment is at historical lows, and the stock market is up over 20% since Alan Greenspan first spoke about "irrational exuberance." Any indication of a pickup in inflationary pressures could be the signal for further Fed tightening. We will maintain our neutral duration position and our overweighting in mortgages until there are clearer signs of future interest rate movements.

Such factors are why, at Strong, we believe that successful bond investing stems from time in the market rather than timing the market. It is important that investors establish an investment timeline, select the Portfolio that matches this horizon and then stay the course. In our experience, investors who have the discipline to look past short-term turbulence have the greatest chance of reaching their goals.
                                                 STRONG CAPITAL MANAGEMENT, INC.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the U.S. Government Bond Portfolio and the Lehman Brothers Government Bond Index *
--------------------------------------------------------------------------------


<CAPTION
                Vist U.S.       Lehman Bros.
  Year/Qtr      Govt Bond      Govt Bond Index
------------    ---------      ---------------
        1994     $10,000           $10,000
 Apr 1, 1994     $10,000           $10,000
      Jun 30     $ 9,929           $ 9,885
      Sep 30     $ 9,960           $ 9,927
Dec 31, 1994     $ 9,959           $ 9,962
      Mar 31     $10,474           $10,431
      Jun 30     $11,162           $11,078
      Sep 30     $11,403           $11,273
Dec 31, 1995     $11,968           $11,788
      Mar 31     $11,663           $11,522
      Jun 30     $11,666           $11,576
      Sep 30     $11,839           $11,772
Dec 31, 1996     $12,217           $12,115
      Mar 31     $12,143           $11,729
      Jun 30     $12,578           $12,385



* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------

Periods ended June 30, 1997

                                       Past 1    Past 5    Past 10
                                        year      years     years
                                        ----      -----     -----
U.S. Government Bond Portfolio          7.81%     7.03%     8.20%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ended June 30, 1997
Continued


WORLD EQUITY PORTFOLIO                                     [LOGO KEYSTONE
Sub-Advisor: Keystone Investment Management Company          INVESTMENTS]

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. The international portion of the Portfolio is invested in blue chips, which compliments the U.S. portion which is invested in small cap stocks.

The World Equity Portfolio consists of 33% U.S. small cap stocks, 54% international blue chip stocks, 8% emerging market equities, and 5% cash. Year to date performance as of June 30, 1997 is 10.36%. The breakdown of performance is 15.84% from our international portfolio and 4.93% from our domestic U.S. small cap holdings. The relative benchmark performance for these components is 12.29% for the Lipper International Index (+3.55%) and 9.78% for the Lipper Small Cap Index (-4.85%). Year to date we have slightly under performed our benchmark by .78%. This measure assumes the benchmark is weighted 50% in each index. We are pleased that our domestic small cap portfolio has returned 18% since April and believe that market sentiment toward small caps has improved.

International Portfolio
-----------------------

We are pleased with our strong relative performance YTD. Western Europe is our largest weighting at 31%. The trends of 1996 of low inflation, low relative interest rates, slow but improving growth, strong bond markets, and cost cutting by more European companies have carried into 1997. Switzerland has been the top performer at 32%. Japan is our largest country weighting at 15% and has returned 18.37%. Brazil with a weighting of 7.5% has been a very strong contributor of performance at 75%. The markets of Australia and Canada are positive YTD with Canada up 11.7%. Hong Kong has been the best performing of our Asian portfolios, up 31%. Our Asian exposure (ex Japan) has been small. Currently the World Equity Portfolio is 61% linked to the U.S. dollar; 33% is in U.S. equities, 8% in countries linked to the U.S. dollar, and 20% is in currency hedges.

International Outlook for 1997
------------------------------

We have seen a continuation of 1996 trends so far in 1997. Foreign markets are generally showing positive returns but with differences in performance, i.e. Brazil up 75%, and Malaysia -21%. However, the continued strength of the U.S. large cap stocks as measured by the S&P 500 and DJIA continues to overshadow the broad foreign markets as represented by EAFE and the Lipper International Index. We continue to be positive on the outlook for international equity markets in 1997. Worldwide economic growth should increase moderately at about 2.5% for the G-7 countries with emerging economies growing at 5%. Inflation and interest rates should continue to be moderate and well below U.S. interest rates. Restructuring should continue in Europe and Japan. The biggest risks to our positive outlook would be the ripple effects coming from a sharp decline in the U.S. market. Valuations on international equities are reasonable on an absolute basis and relative to the U.S.

Domestic Small Cap
------------------

Like the international markets of 1997, we have seen a continuation of 1996 trends in the U.S. small cap market. The continued strength of the U.S. large cap stocks as measured by the S&P 500 and DJIA continues to overshadow the domestic small cap market as represented by the Lipper Small Cap index gains of 9.78%. Investor preference for large cap stocks witnessed in 1995 and 1996 has continued in 1997. The overall strength of the U.S. market driven by moderate economic growth, low inflation, and relatively low interest rates has not only driven the large cap indices to record levels, but also lifted the other major indices, i.e. NASDAQ Composite, Russell 2000, and AMEX. We believe the run-up in large caps has now put small cap stocks in a position where they are very attractive from a valuation standpoint. We saw the

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ending June 30, 1997
Continued


market respond to this in May. In May and June our performance was up 17.9%, the Lipper Small Cap Index was up 17.3%, and the S&P 500 was up 10.8%. The top performing sectors for us have been electronic technology, energy, and health care. Software has been disappointing, but we have been underweight in this area relative to the benchmark. We believe that over the long term small caps will outperform large caps and will be a significant contributor of diversification to a client's portfolio.

Overall Outlook
---------------

We believe that the remainder of the year will be positive for both the foreign and the domestic small cap markets. We will continue to diligently monitor these markets for changes in the above mentioned fundamentals and to search for strong investment opportunities.
                                          KEYSTONE INVESTMENT MANAGEMENT COMPANY


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the World Equity Portfolio and the MSCI World Index *
--------------------------------------------------------------------------------


<CAPTION
                           Vist World       MSCI World
           Year/Qtr          Equity           Index
         ------------      ----------       ----------
                 1994       $10,000          $10,000
          Apr 1, 1994       $10,000          $10,000
               Jun 30       $ 9,830          $10,301
               Sep 30       $10,523          $10,522
         Dec 31, 1994       $10,707          $10,447
               Mar 31       $10,921          $10,957
               Jun 30       $11,806          $11,375
               Sep 30       $13,312          $11,849
         Dec 31, 1995       $13,310          $12,329
               Mar 31       $13,721          $12,772
               Jun 30       $14,646          $13,131
               Sep 30       $14,263          $13,187
         Dec 31, 1996       $14,958          $13,666
               Mar 31       $14,544          $13,749
               Jun 30       $16,508          $15,728



* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

VARIABLE INVESTORS SERIES TRUST
Management's Discussion and Analysis
For the Six Months Ending June 30, 1997
Continued


--------------------------------------------------------------------------------
Average Annual Total Returns **
--------------------------------------------------------------------------------


Periods ended June 30, 1997

                                     Past 1    Past 5        Life of
                                      year      years      Portfolio***
                                      ----      -----      ------------
World Equity Portfolio               12.70%     14.58%       8.77%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 10, 1988)

                        VARIABLE INVESTORS SERIES TRUST
                           CASH MANAGEMENT PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 1997 (Unaudited)


           Name of Issuer               Interest    Maturity        Principal
        and Title of Issue                Rate        Date           Amount                    Value
        ------------------                ----        ----           ------                    -----

GOVERNMENT AND AGENCY SECURITIES
  U.S. Government Securities--(114.4%)
    Federal Farm Credit Bank
        Consolidated Discount Note       5.980%    07/01/1997       $ 70,000                 $ 70,000
    Federal Home Loan Bank
        Consolidated Discount Note       6.000%    07/01/1997        125,000                  125,000
    Federal Home Loan Mortgage
        Discount Note                    5.750%    07/01/1997         70,000                   70,000
    Federal National Mortgage
        Association Discount Note        5.450%    07/02/1997         70,000                   69,989
    Student Loan Marketing
        Discount Note                    6.000%    07/01/1997        365,000                  365,000
    United States Treasury Bills         4.770%    07/03/1997         50,000                   49,987
                                                                                             --------
        TOTAL GOVERNMENT AND AGENCY SECURITIES--(Cost $749,976)                 114.4%        749,976
                                                                                             --------

TOTAL INVESTMENTS--(Cost $749,976)                                              114.4%        749,976
OTHER ASSETS LESS LIABILITIES--                                                 (14.4)%       (94,558)
                                                                                -----        --------
NET ASSETS--                                                                    100.0%       $655,418
                                                                                =====        ========


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 1997 (Unaudited)

          Name of Issuer
        and Title of Issue                                              Shares          Value
        ------------------                                              ------          -----
COMMON STOCKS
  AEROSPACE--(4.8%)
    McDonnell Douglas Corporation .....................................  15,000       $ 1,027,500
    Precision Castparts Corporation ...................................  17,500         1,043,438
    United Technologies Corporation ...................................  10,000           830,000
                                                                                      -----------
                                                                                        2,900,938
  BANKS--(3.5%)
    BankAmerica Corporation ...........................................  20,000         1,291,250
    Fifth Third Bancorp ...............................................  10,500           861,656
                                                                                      -----------
                                                                                        2,152,906
  CHEMICALS--(1.9%)
    Praxair, Inc. .....................................................  20,500         1,148,000
                                                                                      -----------

  COMMUNICATION EQUIPMENT--(0.7%)
    Andrew Corporation (a) ............................................  15,950           448,594
                                                                                      -----------

  COMPUTER RELATED--(2.3%)
    Cisco Systems, Inc. (a) ...........................................  21,000         1,409,625
                                                                                      -----------

  COMPUTER SOFTWARE--(1.6%)
    Computer Associates International, Inc. ...........................  17,250           960,609
                                                                                      -----------

  COSMETICS & TOILETRIES--(2.0%)
    Gillette Company ..................................................  13,000         1,231,750
                                                                                      -----------

  DRUGS--(7.0%)
    Amgen, Inc. .......................................................  14,000           813,750
    Cardinal Health, Inc. .............................................  16,200           927,450
    Eli Lilly & Company ...............................................  10,000         1,093,125
    Pfizer, Inc. ......................................................  12,000         1,434,000
                                                                                      -----------
                                                                                        4,268,325
  DRUGS/PHARMACEUTICALS--(0.9%)
    Dura Pharmaceuticals, Inc. (a) ....................................  14,000           558,250
                                                                                      -----------

  ELECTRIC UTILITIES--(2.0%)
    AES Corporation (a) ...............................................  17,000         1,202,750
                                                                                      -----------

  ELECTRONICS--(3.0%)
    Adaptec, Inc. (a) .................................................  26,000           903,500
    Dynatech Corporation (a) ..........................................  25,000           893,750
                                                                                      -----------
                                                                                        1,797,250
  FINANCIAL SERVICES--(7.7%)
    Finova Group, Inc. ................................................  10,500           803,250
    Green Tree Financial, Inc. ........................................  15,000           534,375
    Money Store, Inc. .................................................  15,000           430,313
    Sunamerica, Inc. ..................................................  17,000           828,750
    Travelers, Inc. ...................................................  33,000         2,081,062
                                                                                      -----------
                                                                                        4,677,750




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-
          Name of Issuer
        and Title of Issue                                              Shares          Value
        ------------------                                              ------          -----

COMMON STOCKS
  FOOD & BEVERAGES--(3.0%)
    Campbell Soup Company .............................................  20,000       $ 1,000,000
    Coca-Cola Company .................................................  12,000           810,000
                                                                                      -----------
                                                                                        1,810,000
  HOUSEHOLD PRODUCTS--(1.4%)
    Procter & Gamble Company ..........................................   6,000           847,500
                                                                                      -----------

  INDUSTRIALS--(1.2%)
    duPont (E.I.) deNemours ...........................................  12,000           754,500
                                                                                      -----------

  INSURANCE--(10.6%)
    Allstate Corporation ..............................................  10,000           730,000
    American International Group, Inc. ................................   8,000         1,195,000
    Conseco, Inc. .....................................................  40,000         1,480,000
    Frontier Insurance Group, Inc. ....................................  31,000         2,007,250
    Western National Corporation ......................................  40,000         1,072,500
                                                                                      -----------
                                                                                        6,484,750

  MACHINERY & EQUIPMENT--(1.8%)
    Bombardier, Inc. ..................................................  49,000         1,110,612
                                                                                      -----------

  MEDICAL SUPPLIES & SERVICES--(2.3%)
    Johnson & Johnson .................................................  15,000           965,625
    United States Surgical Corporation ................................  12,000           447,000
                                                                                      -----------
                                                                                        1,412,625
  METALS--(1.1%)
    Wyman-Gordon Company (a) ..........................................  25,000           675,000
                                                                                      -----------

  OIL & GAS--(12.4%)
    BJ Services Company (a) ...........................................  10,000           536,250
    ENSCO International, Inc. (a) .....................................  10,000           527,500
    Helmerich & Payne, Inc. ...........................................  21,000         1,210,125
    Louisiana Land & Exploration Company ..............................  30,000         1,713,750
    Oryx Energy Company (a) ...........................................  30,000           633,750
    Transocean Offshore, Inc. .........................................  24,000         1,743,000
    USX Marathon Group ................................................  15,000           433,125
    Williams Companies, Inc. ..........................................  18,000           787,500
                                                                                      -----------
                                                                                        7,585,000

  PACKAGING--(1.3%)
    Sealed Air Corporation (a) ........................................  16,000           760,000
                                                                                      -----------

  PETROLEUM SERVICES--(7.7%)
    Baker Hughes, Inc. ................................................  25,000           967,188
    Rowan Companies, Inc. (a) .........................................  35,000           986,562
    Smith International, Inc. (a) .....................................  27,000         1,640,250
    Tidewater, Inc. ...................................................  25,000         1,100,000
                                                                                      -----------
                                                                                        4,694,000



See notes to financial statements

                        VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

          Name of Issuer
        and Title of Issue                                              Shares          Value
        ------------------                                              ------          -----

COMMON STOCKS
  PRINTING & PUBLISHING--(1.3%)
    Omnicom Group .....................................................  13,000       $   801,125
                                                                                      -----------

  RETAIL--(0.4%)
    ShopKo Stores, Inc. ...............................................   8,800           224,400
                                                                                      -----------

  RETAIL-SPECIALTY--(1.3%)
    Consolidated Stores Corporation (a) ...............................  23,438           814,453
                                                                                      -----------

  SOFTWARE--(6.5%)
    BMC Software, Inc. ................................................  44,000         2,436,500
    Microsoft Corporation (a) .........................................  12,000         1,516,500
                                                                                      -----------
                                                                                        3,953,000

  TELECOMMUNICATIONS--(7.8%)
    ADC Telecommunications, Inc. (a) ..................................  20,000           667,500
    Allied Signal, Inc. ...............................................   9,000           756,000
    Ascend Communications, Inc. (a) ...................................  20,000           787,500
    PairGain Technologies, Inc. (a) ...................................  30,000           465,000
    Tellabs, Inc. (a) .................................................  26,000         1,452,750
    Worldcom, Inc. (a) ................................................  20,000           640,000
                                                                                      -----------
                                                                                        4,768,750
                                                                                      -----------

        TOTAL COMMON STOCKS--(Cost $38,787,496)                                97.5%   59,452,462
                                                                                      -----------

                                             Interest   Maturity    Maturity
                                               Rate        Date      Amount
                                               ----        ----      ------
SHORT TERM INVESTMENT
  Repurchase Agreement--(4.8%)
    State Street Bank and Trust Company (b)   4.500%   07/01/1997  $2,948,369           2,948,000
                                                                                      -----------

        TOTAL SHORT TERM INVESTMENT--(Cost $2,948,000)                          4.8%    2,948,000
                                                                                      -----------

TOTAL INVESTMENTS--(Cost $41,735,496)                                         102.3%   62,400,462
OTHER ASSETS LESS LIABILITIES--                                                (2.3)%  (1,422,074)
                                                                              -----   -----------
NET ASSETS--                                                                  100.0%  $60,978,388
                                                                              =====   ===========

(a)  Non-income producing security.

(b) The repurchase agreement, dated 06/30/97, is fully collateralized by a United States Treasury Note, 5.875%, 04/30/98, with a value of $3,007,225.


See notes to financial statements

                        VARIABLE INVESTORS SERIES TRUST
                           GROWTH & INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 1997 (Unaudited)

          Name of Issuer
        and Title of Issue                                               Shares            Value
        ------------------                                               ------            -----

COMMON STOCKS
  AEROSPACE & DEFENSE--(4.0%)
    Gulfstream Aerospace Corporation (a) ..............................   2,400       $    70,800
    Litton Industries, Inc. (a) .......................................   4,000           193,250
    Lockheed Martin Corporation .......................................   1,500           155,344
    Raytheon Company ..................................................   4,400           224,400
                                                                                      -----------
                                                                                          643,794
  ALUMINUM--(1.9%)
    Alumax, Inc. (a) ..................................................   4,100           155,544
    Aluminum Company of America .......................................   1,900           143,212
                                                                                      -----------
                                                                                          298,756
  AUTOMOTIVE--(1.6%)
    Ford Motor Company ................................................   7,000           264,250
                                                                                      -----------

  BANKS--(0.8%)
    Republic New York Corporation .....................................   1,200           129,000
                                                                                      -----------

  BANKS AND SAVINGS & LOANS--(0.6%)
    Bank of New York Company, Inc. ....................................   2,100            91,350
                                                                                      -----------

  BUILDING MATERIALS & CONSTRUCTION--(1.4%)
    USG Corporation (a) ...............................................   6,300           229,950
                                                                                      -----------

  BUSINESS SERVICES--(2.4%)
    Automatic Data Processing, Inc. ...................................   4,000           188,000
    Block (H & R), Inc. ...............................................   1,900            61,275
    Deluxe Corporation ................................................   2,000            68,250
    Reynolds & Reynolds Company .......................................   4,000            63,000
                                                                                      -----------
                                                                                          380,525
  CHEMICALS--(0.7%)
    Ferro Corporation .................................................   3,100           114,894
                                                                                      -----------

  CHEMICALS & PLASTICS--(0.9%)
    Union Carbide Corporation .........................................   3,000           141,188
                                                                                      -----------

  COMPUTERS--(0.4%)
    Tandy Corporation .................................................   1,100            61,600
                                                                                      -----------

  COMPUTERS & BUSINESS EQUIPMENT--(5.4%)
    Hewlett Packard Co. ...............................................   4,200           235,200
    International Business Machines Corporation .......................   4,000           360,750
    Pitney Bowes, Inc. ................................................   3,900           271,050
                                                                                      -----------
                                                                                          867,000
  COMPUTER RELATED--(3.0%)
    Quantum Corporation (a) ...........................................   4,700            95,469
    Seagate Technology, Inc. ..........................................   5,800           204,087
    Sun Microsystems, Inc. (a) ........................................   4,900           182,372
                                                                                      -----------
                                                                                          481,928

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

          Name of Issuer
        and Title of Issue                                               Shares            Value
        ------------------                                               ------            -----
COMMON STOCKS
  CONSTRUCTION MATERIALS--(0.7%)
    Harsco Corporation ................................................   2,900       $   117,450
                                                                                      -----------

  CONSUMER DURABLES--(3.7%)
    Chrysler Corporation ..............................................  13,900           456,094
    Cummins Engine, Inc. ..............................................   2,000           141,125
                                                                                      -----------
                                                                                          597,219
  DRUGS--(1.8%)
    Bristol Myers Squibb Company ......................................   2,200           178,200
    Schering Plough Corporation .......................................   2,400           114,900
                                                                                      -----------
                                                                                          293,100
  DRUGS & HEALTH CARE--(3.3%)
    Baxter International, Inc. ........................................   3,300           172,425
    Columbia / HCA Healthcare Corporation .............................   4,000           157,250
    McKesson Corporation ..............................................     500            38,750
    Tenet Healthcare Corporation (a) ..................................   2,700            79,819
    United Healthcare Corporation .....................................   1,700            88,400
                                                                                      -----------
                                                                                          536,644
  ELECTRIC UTILITIES--(1.7%)
    American Electric Power, Inc. .....................................   2,400           100,800
    DPL, Inc. .........................................................   1,100            27,088
    DQE, Inc. .........................................................   1,000            28,250
    Entergy Corporation ...............................................   2,800            76,650
    Illinova Corporation ..............................................   2,000            44,000
                                                                                      -----------
                                                                                          276,788
  FINANCIAL SERVICES--(5.1%)
    American Express Company ..........................................   2,700           201,150
    Citicorp ..........................................................   1,800           217,012
    Federal Home Loan Mortgage Corporation ............................   3,100           106,563
    Federal National Mortgage Association .............................   4,000           174,500
    Household International Inc. ......................................   1,000           117,437
                                                                                      -----------
                                                                                          816,662
  FOOD & BEVERAGES--(3.5%)
    PepsiCo, Inc. .....................................................   4,600           172,787
    Ralston Purina Company ............................................     800            65,750
    Sara Lee Corporation ..............................................   3,600           149,850
    Unilever N.V ......................................................     800           174,400
                                                                                      -----------
                                                                                          562,787
  HEALTH CARE--(1.5%)
    Foundation Health Systems, Inc. (a) ...............................   4,120           124,888
    Wellpoint Health Networks, Inc. (a) ...............................   2,400           110,100
                                                                                      -----------
                                                                                          234,988


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

          Name of Issuer
        and Title of Issue                                               Shares            Value
        ------------------                                               ------            -----
COMMON STOCKS
  HOUSEHOLD APPLIANCES & HOME FURNISHINGS--(1.0%)
    Maytag Corporation ................................................   4,435       $   115,864
    Newell Company ....................................................   1,100            43,588
                                                                                      -----------
                                                                                          159,452
  INDUSTRIAL MACHINERY--(0.7%)
    Ingersoll Rand Ltd. ...............................................   1,800           111,150
                                                                                      -----------

  INSURANCE--(3.2%)
    Berkley (W.R.) Corporation ........................................   1,900           111,862
    Equitable of Iowa Companies .......................................   1,200            67,200
    General Reinsurance Corporation ...................................     600           109,200
    MBIA, Inc. ........................................................   1,500           169,219
    Terra Nova (Bermuda) Holdings, Ltd. ...............................   3,000            63,000
                                                                                      -----------
                                                                                          520,481
  INVESTMENT COMPANIES--(1.0%)
    Lehman Brothers Holdings, Inc. ....................................   4,100           166,050
                                                                                      -----------

  LIQUOR--(1.6%)
    Anheuser Busch Cos., Inc. .........................................   6,200           260,013
                                                                                      -----------

  MANUFACTURING--(1.3%)
    Eaton Corporation .................................................   1,300           113,506
    Olin Corporation ..................................................   2,400            93,750
                                                                                      -----------
                                                                                          207,256
  OIL & GAS--(3.7%)
    Exxon Corporation .................................................   5,800           356,700
    Royal Dutch Petroleum Company .....................................   1,200            65,250
    Transocean Offshore, Inc. .........................................   2,400           174,300
                                                                                      -----------
                                                                                          596,250
  OIL SERVICES--(2.1%)
    Dresser Industries, Inc. ..........................................   2,000            74,500
    Parker & Parsley Petroleum Company ................................   2,500            88,437
    Western Atlas, Inc. (a) ...........................................   2,400           175,800
                                                                                      -----------
                                                                                          338,737
  PETROLEUM SERVICES--(1.8%)
    Noble Drilling Corporation (a) ....................................   7,700           173,731
    Reading & Bates Corporation (a) ...................................   4,500           120,375
                                                                                      -----------
                                                                                          294,106
  PHOTOGRAPHY--(0.9%)
    Polaroid Corporation ..............................................   2,700           149,850
                                                                                      -----------

  POLLUTION CONTROL--(0.7%)
    Browning Ferris Industries, Inc. ..................................   1,800            59,850
    Waste Management Inc. .............................................   1,800            57,825
                                                                                      -----------
                                                                                          117,675



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

          Name of Issuer
        and Title of Issue                                               Shares            Value
        ------------------                                               ------            -----

COMMON STOCKS
  Restaurants--(0.3%)
    Lone Star Steakhouse & Saloon .....................................   2,000       $    52,000
                                                                                      -----------

  RETAIL TRADE--(6.7%)
    Carson Pirie Scott & Company Illinois (a) .........................   2,700            85,725
    Federated Department Stores, Inc. (a) .............................   3,700           128,575
    May Department Stores Company .....................................   2,100            99,225
    Neiman Marcus Group, Inc. (a) .....................................   3,100            81,375
    Payless Shoesource, Inc. (a) ......................................   2,800           153,125
    Rite Aid Corporation ..............................................   2,600           129,675
    Sothebys Holdings, Inc. ...........................................   5,000            84,375
    Wal Mart Stores, Inc. .............................................   9,300           314,456
                                                                                      -----------
                                                                                        1,076,531
  STEEL--(0.4%)
    LTV Corporation ...................................................   4,100            58,425
                                                                                      -----------

    Telecommunications--(4.6%)
    Allied Signal, Inc. ...............................................   1,200           100,800
    Ameritech Corporation .............................................   2,400           163,050
    NYNEX Corporation .................................................   4,300           247,787
    SBC Communications, Inc. ..........................................   3,700           228,938
                                                                                      -----------
                                                                                          740,575
  TELEPHONE--(1.0%)
    Alltel Corporation ................................................   2,000            66,875
    MCI Communications Corporation ....................................   2,300            88,047
                                                                                      -----------
                                                                                          154,922
  TOBACCO--(4.8%)
    Philip Morris Companies, Inc. .....................................   8,100           359,437
    RJR Nabisco Holdings Corporation ..................................   9,500           313,500
    Swedish Match AB ..................................................   2,900            98,600
                                                                                          771,537
    Transportation--(1.6%)
    Burlington Northern Santa Fe ......................................   1,200           107,850
    CSX Corporation ...................................................   2,800           155,400
                                                                                      -----------
                                                                                          263,250

            TOTAL COMMON STOCKS--(Cost $12,035,842) ...................    81.7%       13,178,133
                                                                                      -----------

DEPOSITARY RECEIPTS
  AUTOMOBILES--(1.2%)
    Volvo Aktiebolaget ADR ............................................   7,200           192,600

  CHEMICALS--(1.2%)
    Imperial Chemical Industries, Plc, ADR ............................   3,500           199,063


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

          Name of Issuer
        and Title of Issue                                               Shares            Value
        ------------------                                               ------            -----

DEPOSITARY RECEIPTS
  OIL--(4.0%)
    British Petroleum, Plc, ADR .......................................   5,900       $   441,762
    Total S.A., ADR ...................................................   4,000           202,500
                                                                                      -----------
                                                                                          644,262

            TOTAL DEPOSITARY RECEIPTS--(Cost $923,251)                           6.4%   1,035,925
                                                                                      -----------

PREFERRED STOCKS
  FINANCIAL SERVICES--(0.6%)
    Aetna, Inc. .......................................................   1,000            93,750
                                                                                      -----------

  INSURANCE--(1.8%)
    Allstate Corporation ..............................................   5,600           291,200
                                                                                      -----------

  INVESTMENT COMPANIES--(0.5%)
    Merrill Lynch & Company, Inc. .....................................   2,400            90,000
                                                                                      -----------

  TELEPHONE--(0.4%)
    Airtouch Communications, Inc. ......................................  2,100            59,850

TOTAL PREFERRED STOCKS--(Cost $504,331)                                          3.3%     534,800
                                                                                      -----------

                                             Interest      Maturity    Principal
                                               Rate          Date        Amount
                                               ----          ----        ------

CORPORATE BOND
  INSURANCE--(0.5%)
    USF & G Corporation ...................   0.000%      03/03/2009   $100,000            73,000
                                                                                      -----------
        TOTAL CORPORATE BOND--(Cost $68,004)                                     0.5%      73,000
                                                                                      -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

                                             Interest      Maturity    Principal
                                               Rate          Date        Amount
                                               ----          ----        ------


SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(7.6%)
    State Street Bank and Trust Company (b)... 5.800%      07/01/1997   $1,222,197       $1,222,000
                                                                                       -----------

        TOTAL SHORT TERM INVESTMENT--(Cost $1,222,000)                           7.6%    1,222,000
                                                                                       -----------

TOTAL INVESTMENTS--(Cost $14,753,428)                                           99.5%   16,043,858
OTHER ASSETS LESS LIABILITIES--                                                  0.5%       86,880
                                                                               -----   -----------
NET ASSETS--                                                                   100.0%  $16,130,738
                                                                               =====   ===========


(a)  Non-income producing security.

(b) The repurchase agreement, dated 06/30/97, is fully collateralized by a United States Treasury Note, 6.00%, 05/31/98, with a value of $1,248,617.

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)

            Name of Issuer                                   Interest   Maturity               Principal
        and Title of Issue                                     Rate       Date                   Amount          Value
        ------------------                                     ----       ----                   ------          -----

CORPORATE BONDS
  Advertising--(0.5%)
    Outdoor Systems, Inc. (a) ..............................  8.875%   06/15/2007               $ 75,000       $ 73,500
                                                                                                               --------
  AEROSPACE & DEFENSE--(0.7%)
    Tracor, Inc. ...........................................  8.500%   03/01/2007                100,000        101,750
                                                                                                               --------

  AUTOMOTIVE--(2.4%)
    Aftermarket Technology Company ......................... 12.000%   08/01/2004                 56,000         62,720
    Collins & Aikman Products Company ...................... 11.500%   04/15/2006                150,000        170,625
    Lear Corporation .......................................  9.500%   07/15/2006                100,000        106,750
                                                                                                               --------
                                                                                                                340,095
  BANKING--(1.4%)
    First Nationwide Escrow Corporation, Inc. .............. 10.625%   10/01/2003                175,000        192,938
                                                                                                               --------

  BEVERAGE & TOBACCO--(0.7%)
    Dimon, Inc. ............................................  8.875%   06/01/2006                100,000        104,375
                                                                                                               --------

  BROADCAST RADIO & TELEVISION--(3.8%)
    Capstar Radio Broadcasting
            Partners, Inc. (a) .............................   9.250%  07/01/2007                 50,000         48,750
    Chancellor Broadcasting Company (a) ....................   8.750%  06/15/2007                 50,000         50,000
    SCI Television, Inc. ...................................  11.000%  06/30/2005                 50,000         53,010
    Sinclair Broadcast Group, Inc.                            10.000%  12/15/2003                175,000        181,125
    Sullivan Broadcasting Holdings, Inc.                      10.250%  12/15/2005                100,000        102,500
    Young Broadcasting, Inc. ...............................   9.000%  01/15/2006                 50,000         49,375
                                                              10.125%  02/15/2005                 50,000         52,250
                                                                                                               --------
                                                                                                                537,010
  BUILDING MATERIALS--(0.7%)
    American Builders & Contractors
            Supply Company (a) ............................. 10.625%   05/15/2007                 50,000         51,750
    Building Materials Corporation of
            America ........................................  8.625%   12/15/2006                 50,000         51,000
                                                                                                               --------
                                                                                                                102,750
    Business Equipment & Services--(1.6%)
    Electronic Retailing Systems
            International, Inc. (a) (b) .................... 13.753%   02/01/2004                 50,000         34,750
    Knoll, Inc.                                              10.875%   3/15/2006                  49,000         54,451
    Outsourcing Solutions, Inc. ............................ 11.000%   11/01/2006                 50,000         54,750
    United Stationers Supply Company ....................... 12.750% 05/01/2005                   75,000         85,594
                                                                                                               --------
                                                                                                                229,545
  CABLE TELEVISION--(11.6%)
    Australis Holdings Pty. Ltd. (b) ....................... 11.289%   11/01/2002                 75,000         55,500
    Bell Cablemedia Plc (b) ................................  9.466%   07/15/2004                 50,000         45,250
    Cablevision Systems Corporation ........................  9.250%   11/01/2005                 25,000         26,000
                                                              9.875%   02/15/2013                150,000        157,500

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)

            Name of Issuer                                   Interest   Maturity               Principal
        and Title of Issue                                     Rate       Date                   Amount          Value
        ------------------                                     ----       ----                   ------          -----

CORPORATE BONDS
  CABLE TELEVISION--(CONTINUED)
    Charter Communications Southeast, LP (b) ...........     11.250%   03/15/2006               $ 50,000       $ 53,750
                                             ...........     12.388%   03/15/2007                 50,000         34,250
    Comcast Corporation ................................      9.375%   05/15/2005                150,000        158,250
                                             ...........     10.625%   07/15/2012                 50,000         59,250
    Diamond Cable Communications (a) (b) ...............     11.736%   02/15/2007                250,000        145,000
    Echostar Satellite Broadcasting
            Corporation ................................     13.011%   03/15/2004                175,000        125,125
    International CableTel, Inc. (b) ...................     10.914%   10/15/2003                125,000        109,375
                     (b) ...............................     11.352%   04/15/2005                125,000         96,875
    Pegasus Media & Communications, Inc. ...............     12.500%   07/01/2005                 50,000         54,250
    Rogers Cablesystems Ltd. ...........................     10.000%   12/01/2007                150,000        162,000
    TCI Satellite Entertainment, Inc. (a) ..............     10.875%   02/15/2007                 50,000         50,125
    TeleWest Plc (b) ...................................     10.603%   10/01/2007                275,000        200,750
    UIH Australia / Pacific, Inc. (b) ..................     13.615%   05/15/2006                125,000         76,250
    Wireless One, Inc. .................................     13.000%   10/15/2003                 50,000         32,000
                                                                                                               --------
                                                                                                              1,641,500
  CHEMICALS & PLASTICS--(3.6%)
    Harris Chemical North America, Inc. ................     10.250%   07/15/2001                100,000        103,000
    ISP Holdings, Inc. .................................      9.750%   02/15/2002                100,000        106,500
    Polymer Group, Inc. ................................     12.250%   07/15/2002                 83,000         92,796
    RBX Corporation ....................................     11.250%   10/15/2005                 50,000         44,500
    Sterling Chemicals, Inc. (b) .......................     11.923%   08/15/2008                125,000         83,438
    Uniroyal Technology Corporation ....................     11.750%   06/01/2003                 75,000         75,000
                                                                                                               --------
                                                                                                                505,234
CLOTHING & TEXTILES--(2.6%)
    Glenoit Corporation (a) ............................     11.000%   04/15/2007                 50,000         52,625
    Pillowtex Corporation ..............................     10.000%   11/15/2006                 50,000         52,500
    WestPoint Stevens, Inc. ............................      9.375%   12/15/2005                250,000        261,250
                                                                                                               --------
                                                                                                                366,375
CONSUMER PRODUCTS--(3.0%)
    American Safety Razor Company ......................      9.875%   08/01/2005                 50,000         52,500
    Hosiery Corporation of America, Inc. ...............     13.750%   08/01/2002                 50,000         54,750
    ICON Fitness Corporation (b) .......................     14.117%   11/15/2006                100,000         55,000
    Playtex Family Products Corporation ................      9.000%   12/15/2003                100,000        101,750
    Renaissance Cosmetics ..............................     11.750%   02/15/2004                 75,000         78,000
    Simmons Company ....................................     10.750%   04/15/2006                 75,000         79,500
                                                                                                               --------
                                                                                                                421,500
CONTAINER & GLASS PRODUCTS--(0.9%)
    Owens Illinois, Inc. ...............................      9.750%   08/15/2004                 50,000         52,687
                                             ...........      9.950%   10/15/2004                 25,000         26,563
    Packaging Resources, Inc. ..........................     11.625%   05/01/2003                 50,000         52,250
                                                                                                               --------
                                                                                                                131,500


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            Name of Issuer                                   Interest   Maturity               Principal
        and Title of Issue                                     Rate       Date                   Amount          Value
        ------------------                                     ----       ----                   ------          -----

CORPORATE BONDS
  ECOLOGICAL SERVICES & EQUIPMENT--(2.1%)
    Allied Waste Industries, Inc. (a) (b)................    10.392%   06/01/2007               $125,000       $ 79,063
    Allied Waste Industries, Inc.
            North America (a) ...........................    10.250%   12/01/2006                150,000        161,062
    Mid-American Waste Systems,
            Inc.  (c) (d) ...............................    12.250%   02/15/2003                125,000         64,375
                                                                                                               --------
                                                                                                                304,500
  ELECTRONICS--(1.7%)
    Advanced Micro Devices, Inc. ........................    11.000%   08/01/2003                100,000        111,750
    Fairchild Semiconductor Corporation (a) .............    10.125%   03/15/2007                 75,000         79,500
    Viasystems, Inc. (a) ................................     9.750%   06/01/2007                 50,000         51,000
                                                                                                               --------
                                                                                                                242,250
  FINANCIAL SERVICES--(0.9%)
    Contifinancial Corporation ..........................     8.375%   08/15/2003                 75,000         76,958
    Olympic Financial Ltd. ..............................    11.500%   03/15/2007                 50,000         51,000
                                                                                                               --------
                                                                                                                127,958
  FOOD & DRUG RETAILERS--(2.1%)
    Carr Gottstein Foods Company ........................    12.000%   11/15/2005                 50,000         55,625
    Di Giorgio Corporation (a) ..........................    10.000%   06/15/2007                 50,000         49,750
    Ralph's Grocery Company .............................    10.450%   06/15/2004                175,000        188,563
                                                                                                               --------
                                                                                                                293,938
  FOOD PRODUCTS--(2.6%)
    Curtice-Burns Foods, Inc. ...........................    12.250%   02/01/2005                 50,000         55,125
    International Home Foods, Inc. ......................    10.375%   11/01/2006                100,000        103,250
    MBW  Foods, Inc. (a) ................................     9.875%   02/15/2007                 50,000         50,875
    Specialty Foods Corporation .........................    11.250%   08/15/2003                125,000        108,750
    Van De Kamp's, Inc. .................................    12.000%   09/15/2005                 50,000         56,000
                                                                                                               --------
                                                                                                                374,000
  FOREST PRODUCTS--(2.3%)
    Four M Corporation ..................................    12.000%   06/01/2006                 75,000         77,625
    S.D. Warren Company .................................    12.000%   12/15/2004                 75,000         84,375
    Stone Container Corporation .........................    11.500%   10/01/2004                 75,000         78,375
                                                             12.580%   08/01/2016                 75,000         79,500
                                                                                                               --------
                                                                                                                319,875
  HEALTH CARE--(3.4%)
    Dade International, Inc. ............................    11.125%   05/01/2006                100,000        112,000
    Genesis Health Ventures, Inc. .......................     9.250%   10/01/2006                 50,000         51,000
    Tenet Healthcare Corporation ........................     8.000%   01/15/2005                 50,000         50,500
                                                              8.625%   01/15/2007                100,000        102,000
                                                             10.125%   03/01/2005                150,000        165,000
                                                                                                               --------
                                                                                                                480,500
  HOTELS, MOTELS, INNS & CASINOS--(0.4%)
    Courtyard by Marriott II LP .........................    10.750%   02/01/2008                 50,000         54,125
                                                                                                               --------



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            NAME OF ISSUER                                   INTEREST   MATURITY               PRINCIPAL
          AND TITLE OF ISSUE                                   RATE       DATE                   AMOUNT          VALUE
          ------------------                                   ----       ----                   ------          -----

CORPORATE BONDS
  INDUSTRIAL PRODUCTS & EQUIPMENT--(4.5%)
    Amphenol Corporation ..................................    9.875%  05/15/2007               $ 50,000       $    51,875
    Cabot Safety Acquisition Corporation ..................   12.500%  07/15/2005                100,000           110,500
    Continental Global Group, Inc. (a) ....................   11.000%  04/01/2007                 50,000            52,625
    Euramax International Plc .............................   11.250%  10/01/2006                 75,000            81,000
    Hawk Corporation ......................................   10.250%  12/01/2003                 50,000            51,625
    International Knife & Saw, Inc. .......................   11.375%  11/15/2006                 50,000            53,875
    Mettler Toledo, Inc. ..................................    9.750%  10/01/2006                125,000           133,125
    Neenah Corporation (a) ................................   11.125%  05/01/2007                 50,000            53,250
    Unifrax Investment Corporation ........................   10.500%  11/01/2003                 50,000            52,250
                                                                                                               -----------
                                                                                                                   640,125

  LEISURE & ENTERTAINMENT--(5.5%)
    AMF Group, Inc. (b) ...................................   10.764%  03/15/2006                200,000           143,000
    Cobblestone Golf Group, Inc. ..........................   11.500%  06/01/2003                 75,000            79,125
    Premier Parks, Inc. ...................................   12.000%  08/15/2003                 50,000            55,625
    Six Flags Theme Parks, Inc. (b) .......................    9.730%  06/15/2005                175,000           180,250
    Viacom, Inc. ..........................................    8.000%  07/07/2006                325,000           317,687
                                                                                                               -----------
                                                                                                                   775,687

  MACHINERY & EQUIPMENT--(2.2%)
    Alvey Systems, Inc. ...................................   11.375%  01/31/2003                 75,000            77,625
    Clark Material Handling Corporation ...................   10.750%  11/15/2006                 75,000            78,938
    Primeco, Inc. .........................................   12.750%  03/01/2005                 67,000            79,730
    Tokheim Corporation ...................................   11.500%  08/01/2006                 75,000            82,875
                                                                                                               -----------
                                                                                                                   319,168

  METALS & MINING--(0.5%)
    Royal Oaks Mines, Inc. ................................   11.000%  08/15/2006                 75,000            72,750
                                                                                                               -----------

  OIL & GAS--(5.9%)
    Abraxas Petroleum Corporation .........................   11.500%  11/01/2004                125,000           136,562
    DI Industries, Inc. ...................................    8.875%  07/01/2007                 50,000            49,500
    Falcon Drilling Company, Inc. .........................   12.500%  03/15/2005                100,000           111,500
    Forcenergy Gas Exploration, Inc. ......................    8.500%  02/15/2007                 50,000            49,000
                                     ......................    9.500%  11/01/2006                150,000           155,625
    Pride Petroleum Services, Inc. ........................    9.375%  05/01/2007                150,000           155,625
    United Meridian Corporation ...........................   10.375%  10/15/2005                 75,000            81,563
    United Refining Company (a) ...........................   10.750%  06/15/2007                 50,000            49,625
    XCL Ltd. (a) ..........................................   13.500%  05/01/2004                 50,000            51,250
                                                                                                               -----------
                                                                                                                   840,250

  PRINTING & PUBLISHING--(2.9%)
    Affiliated Newspaper Investments, Inc. (b). ...........   10.807%  07/01/2006                250,000           226,875
    Hollinger International Publishing, Inc. ..............    9.250%  03/15/2007                 75,000            77,250
    Petersen Publishing Company, L.L.C. ...................   11.125%  11/15/2006                100,000           112,000
                                                                                                               -----------
                                                                                                                   416,125

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            NAME OF ISSUER                                   INTEREST   MATURITY               PRINCIPAL
          AND TITLE OF ISSUE                                   RATE       DATE                   AMOUNT          VALUE
          ------------------                                   ----       ----                   ------          -----

CORPORATE BONDS
  REAL ESTATE--(0.8%)
    Trizec Finance Ltd. ...................................   10.875%  10/15/2005               $100,000       $   113,000
                                                                                                               -----------

  RETAILERS--(0.9%)
    Brylane Capital Corporation ...........................   10.000%  09/01/2003                 75,000            80,625
    Leslie's Poolmart, Inc. (a) ...........................   10.375%  07/15/2004                 50,000            51,500
                                                                                                               -----------
                                                                                                                   132,125

  SERVICES--(1.5%)
    Coinmach Corporation ..................................   11.750%  11/15/2005                 50,000            55,375
    Intertek Finance Plc ..................................   10.250%  11/01/2006                100,000           104,750
    Kindercare Learning Center, Inc. ......................    9.500%  02/15/2009                 50,000            48,375
                                                                                                               -----------
                                                                                                                   208,500

  STEEL--(2.6%)
    Acme Metals, Inc. (b) .................................   10.947%  08/01/2004                 50,000            55,750
    Bayou Steel Corporation ...............................   10.250%  03/01/2001                 50,000            50,750
    EnviroSource, Inc. ....................................    9.750%  06/15/2003                 50,000            49,125
    GS Technologies Operating Company, Inc. ...............   12.000%  09/01/2004                150,000           162,000
    Republic Engineered Steels, Inc. ......................    9.875%  12/15/2001                 50,000            46,687
                                                                                                               -----------
                                                                                                                   364,312

  SURFACE TRANSPORTATION--(3.5%)
    Chemical Leaman Corporation (a) .......................   10.375%  06/15/2005                 50,000            51,125
    Gearbulk Holdings Ltd. ................................   11.250%  12/01/2004                100,000           111,000
    Statia Terminals International N.V. ...................   11.750%  11/15/2003                100,000           106,000
    Stena AB ..............................................   10.500%  12/15/2005                100,000           109,750
    Trism, Inc. ...........................................   10.750%  12/15/2000                125,000           120,625
                                                                                                               -----------
                                                                                                                   498,500

  TELECOMMUNICATIONS & CELLULAR--(9.5%)
    Brooks Fiber Properties, Inc. (b) .....................   10.762%  03/01/2006                250,000           171,250
    Cellular Communications International,
            Inc. (b) ......................................    8.603%  08/15/2000                100,000            77,000
    Dial Call Communications, Inc. (b) ....................   11.884%  04/15/2004                100,000            82,625
    Intermedia Communications of Florida,
            Inc. (b) ......................................   11.135%  05/15/2006                200,000           138,500
    McLeod, Inc. (a) (b) ..................................   10.097%  03/01/2007                150,000            96,000
    Millicom International Cellular S.A. (b) ..............   10.922%  06/01/2006                150,000           108,563
    Paging Network, Inc. ..................................   10.000%  10/15/2008                125,000           120,625
    PhoneTel Technologies, Inc. ...........................   12.000%  12/15/2006                 50,000            50,875
    Sygnet Wireless, Inc. .................................   11.500%  10/01/2006                 50,000            50,250
    Teleport Communications Group, Inc. (b) ...............    9.731%  07/01/2007                225,000           161,437
    Telesystem International Wireless,
            Inc. (a) (b) ..................................   13.034%  06/30/2007                 75,000            40,031
    USA Mobile Communications, Inc. .......................    9.500%  02/01/2004                125,000           117,500
    Vanguard Cellular Systems, Inc. .......................    9.375%  04/15/2006                125,000           126,875
                                                                                                               -----------
                                                                                                                  1,341,53


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            NAME OF ISSUER                                   INTEREST   MATURITY               PRINCIPAL
          AND TITLE OF ISSUE                                   RATE       DATE                   AMOUNT          VALUE
          ------------------                                   ----       ----                   ------          -----

CORPORATE BONDS
  TELECOMMUNICATIONS--(1.1%)
    Cellular Communications of Puerto
            Rico Services, Inc. (a) .......................   10.000%  02/01/2007               $ 50,000       $    49,500
    Qwest Communications International,
            Inc. (a) ......................................   10.875%  04/01/2007                100,000           109,000
                                                                                                               -----------
                                                                                                                   158,500

  UTILITIES--(2.5%)
    California Energy Company, Inc. .......................   10.250%  01/15/2004                275,000           297,687
    El Paso Electric Company ..............................    9.400%  05/01/2011                 50,000            55,350
                                                                                                               -----------
                                                                                                                   353,037

            TOTAL CORPORATE BONDS--(Cost $12,424,459)                                                    92.9%  13,178,828
                                                                                                               -----------

GOVERNMENT AND AGENCY SECURITY
  U.S. GOVERNMENT SECURITY--(5.1%)
    United States Treasury Note ...........................    5.750%  08/15/2003                750,000           724,335
                                                                                                               -----------

            TOTAL GOVERNMENT AND AGENCY SECURITY--(Cost $708,190)                                         5.1%     724,335
                                                                                                               -----------


                                                                                                  SHARES
                                                                                                  ------
PREFERRED STOCKS
  BANKING--(0.2%)
    California Federal Preferred
            Capital Corporation, Pfd., 9.125% ................................................     1,000            25,813
                                                                                                               -----------

  BROADCAST RADIO & TELEVISION--(3.6%)
    American Radio Systems
            Corporation, Pfd., 11.375% (a) ...................................................       915            97,948
    Capstar Broadcasting Partners, Inc.,
            Pfd., 12.00% (a) (d) .............................................................       500            50,500
    Chancellor Broadcasting Company,
            Pfd., 12.00% (a) (d) .............................................................     1,000           115,000
            PIK Pfd., 12.25% .................................................................       500            65,250
    Pegasus Media & Communications
            Corporation, Pfd., Series A, 12.75% (d) ..........................................        75            73,875
    SFX Broadcasting, Inc., Pfd.,
            Series E, 12.625% ................................................................       500            54,250
    Sinclair Capital, Pfd., 11.625% (a) ......................................................       500            53,000
                                                                                                               -----------
                                                                                                                   509,823

  METALS & MINING--(0.5%)
    Fairfield Manufacturing Company, Inc.,
            Pfd., 11.25% (a) (d) .............................................................        75            75,750
                                                                                                               -----------



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                      SHARES         VALUE
          ------------------                                                                      ------         -----
PREFERRED STOCKS
  PRINTING & PUBLISHING--(1.0%)
    K III Communications Corporation,
            Pfd., Series D, 10.00% ...........................................................     750         $    76,312
            PIK Pfd., Series B, 11.625% ......................................................     545              59,678
                                                                                                               -----------
                                                                                                                   135,990

  TELECOMMUNICATIONS & CELLULAR--(0.6%)
    PanAmSat Corporation, PIK Pfd., 12.75% ...................................................      67              83,836
                                                                                                               -----------

  UTILITIES--(0.4%)
    El Paso Electric Company, PIK Pfd., Series A, 11.40% .....................................     573              64,736
                                                                                                               -----------

            TOTAL PREFERRED STOCKS--(Cost $790,910)                                                      6.3%      895,948
                                                                                                               -----------

COMMON STOCKS
  BROADCAST RADIO & TELEVISION--(0.0%)
    CS Wireless Systems, Inc. (a) (d) ........................................................      13                   0
    Pegasus Media & Communications Corporation (d) ...........................................     112               1,246
                                                                                                               -----------
                                                                                                                     1,246

  CONSUMER PRODUCTS--(0.0%)
    Hosiery Corporation of America, Inc. (d) .................................................      50                 375
                                                                                                               -----------

  PRINTING & PUBLISHING--(0.2%)
    Affiliated Newspaper Investments, Inc. (d) ...............................................     250              25,125
                                                                                                               -----------

            TOTAL COMMON STOCKS--(Cost $349)                                                             0.2%       26,746
                                                                                                               -----------

WARRANTS
  BUSINESS EQUIPMENT & SERVICES--(0.0%)
    Electronic Retailing Systems International, Inc. (a) .....................................      50                 294
                                                                                                               -----------

  CABLE TELEVISION--(0.0%)
    Australis Holdings Pty. Ltd. .............................................................      75                   0
    Wireless One, Inc. .......................................................................     150                   0
                                                                                                               -----------
                                                                                                                         0

  CONSUMER PRODUCTS--(0.1%)
    IHF Capital, Inc. (a) ....................................................................     100               5,050
                                                                                                               -----------

  ECOLOGICAL SERVICES & EQUIPMENT--(0.0%)
    ICF Kaiser International, Inc. ...........................................................     240                  60
                                                                                                               -----------

  STEEL--(0.0%)
    Bar Technologies, Inc. (a) ...............................................................      25               1,125
                                                                                                               -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                      SHARES         VALUE
          ------------------                                                                      ------         -----
WARRANTS
  TELECOMMUNICATIONS & CELLULAR--(0.0%)
    Cellular Communications International, Inc. ..............................................     100         $     1,000
    NEXTEL Communications, Inc. ..............................................................     100                   1
                                                                                                               -----------
                                                                                                                     1,001
                                                                                                               -----------

            TOTAL WARRANTS--(Cost $1,558)                                                                 0.1%       7,530
                                                                                                               -----------

                                                             INTEREST   MATURITY                MATURITY
                                                               RATE       DATE                   AMOUNT
                                                               ----       ----                   ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(1.4%)
    State Street Bank and Trust Company (e)                  4.500%    07/01/1997               $198,025           198,000
                                                                                                               -----------

            TOTAL SHORT TERM INVESTMENT--(Cost $198,000)                                                  1.4%     198,000
                                                                                                               -----------

TOTAL INVESTMENTS--(Cost $14,123,466)                                                                   106.0%  15,031,387
OTHER ASSETS LESS LIABILITIES--                                                                         (6.0)%    (845,104)
                                                                                                        ----   -----------
NET ASSETS--                                                                                            100.0% $14,186,283
                                                                                                        =====  ===========






(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities aggregated $1,980,323 or 13.96% of the net assets of the Portfolio.

(b)  Step bond. Interest rate shown represents yield to maturity.

(c) On 01/22/97 Mid-American filed for protection under Chapter 11 of the bankruptcy code. The Company has agreed to be acquired by USA Waste Services, Inc. The timing and outcome of this transaction is uncertain. Mid-American has been deemed illiquid as a result of contractual agreements relating to litigation.

(d)  Non-income producing security.

(e) The repurchase agreement, dated 06/30/97, is fully collateralized by a United States Treasury Note, 5.25%, 01/31/01, with a value of $202,989.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)



            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                      SHARES             VALUE
          ------------------                                                                      ------             -----
COMMON STOCKS
  AEROSPACE & DEFENSE--(3.1%)
    Aeroquip Vickers, Inc. ...................................................                     3,200           $   151,200
    Newport News Shipbuilding, Inc. ..........................................                     9,000               174,937
    Parker Hannifin Corporation ..............................................                     1,800               109,238
                                                                                                                       435,375
                                                                                                                   -----------

  AUTOMOTIVE--(1.2%)
    Ford Motor Company .......................................................                     4,500               169,875
                                                                                                                   -----------

  BANKS--(5.4%)
    AmSouth Bancorporation ...................................................                     3,700               139,906
    BankAmerica Corporation ..................................................                     3,600               232,425
    Pacific Century Financial Corporation ....................................                     3,000               138,750
    Republic New York Corporation ............................................                     1,500               161,250
    UnionBanCal Corporation ..................................................                     1,200                86,250
                                                                                                                   -----------
                                                                                                                       758,581

  BUILDING MATERIALS & CONSTRUCTION--(3.1%)
    Johns Manville Corporation ...............................................                     2,000                23,625
    Lowes Companies, Inc. ....................................................                     3,700               137,362
    USG Corporation (a) ......................................................                     3,800               138,700
    Vulcan Materials Company .................................................                     1,700               133,450
                                                                                                                   -----------
                                                                                                                       433,137

  BUSINESS SERVICES--(1.4%)
    Accustaff, Inc. (a) ......................................................                     1,800                42,638
    Comdisco, Inc. ...........................................................                     5,750               149,500
                                                                                                                   -----------
                                                                                                                       192,138

  CHEMICALS & PLASTICS--(3.3%)
    Dow Chemical Company .....................................................                     2,000               174,250
    Lyondell Petrochemical Company ...........................................                     6,500               141,781
    Union Carbide Corporation ................................................                     3,100               145,894
                                                                                                                   -----------
                                                                                                                       461,925

  COMPUTERS--(2.5%)
    Compaq Computer Corporation (a) ..........................................                     2,300               228,275
    Gateway 2000, Inc. (a) ...................................................                     2,900                94,069
    Tandy Corporation ........................................................                       600                33,600
                                                                                                                   -----------
                                                                                                                       355,944

  COMPUTER RELATED--(5.2%)
    Intel Corporation ........................................................                     2,200               311,987
    Komag, Inc. (a) ..........................................................                     3,700                60,587
    Quantum Corporation (a) ..................................................                     6,800               138,125
    Read Rite Corporation (a) ................................................                       300                 6,263
    Sun Microsystems, Inc. (a) ...............................................                     2,500                93,047
    Western Digital Corporation (a) ..........................................                     3,600               113,850
                                                                                                                   -----------
                                                                                                                       723,859


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                      SHARES             VALUE
          ------------------                                                                      ------             -----
COMMON STOCKS
  COMPUTER SOFTWARE--(1.3%)
    Computer Associates International, Inc. ..................................                     3,200           $   178,200
                                                                                                                   -----------

  DIVERSIFIED--(2.3%)
    General Electric Company .................................................                     5,000               326,875
                                                                                                                   -----------

  DRUGS--(5.4%)
    Amgen, Inc. ..............................................................                     2,800               162,750
    Bristol Myers Squibb Company .............................................                     4,100               332,100
    Merck & Company, Inc. ....................................................                     1,000               103,500
    Schering Plough Corporation ..............................................                     3,200               153,200
                                                                                                                   -----------
                                                                                                                       751,550

  ELECTRONICS--(3.6%)
    Motorola, Inc. ...........................................................                     3,500               266,000
    National Semiconductor Corporation .......................................                     5,100               156,187
    UCAR International, Inc. (a) .............................................                     1,900                86,925
                                                                                                                   -----------
                                                                                                                       509,112

  EXPLORATION & PRODUCTION--(0.3%)
    Chesapeake Energy Corporation ............................................                     3,900                38,269
                                                                                                                   -----------

  FINANCIAL SERVICES--(2.4%)
    ContiFinancial Corporation (a) ...........................................                     4,500               164,250
    Money Store, Inc. ........................................................                     5,800               166,388
                                                                                                                   -----------
                                                                                                                       330,638

  FOOD & BEVERAGES--(6.0%)
    Coca-Cola Company ........................................................                     3,300               222,750
    Fleming Companies, Inc. ..................................................                     8,400               151,200
    Interstate Bakeries Corporation ..........................................                     2,400               142,350
    Quaker Oats Company ......................................................                     3,600               161,550
    Richfood Holdings, Inc. ..................................................                     6,400               166,400
                                                                                                                   -----------
                                                                                                                       844,250

  HEALTH CARE--(6.8%)
    Allegiance Corporation ...................................................                     5,100               138,975
    American Home Products Corporation .......................................                     3,200               244,800
    Bergen Brunswig Corporation ..............................................                     4,625               128,922
    Quorum Health Group, Inc. (a) ............................................                     4,300               153,725
    Tambrands, Inc. ..........................................................                     2,800               139,650
    Wellpoint Health Networks, Inc. (a) ......................................                     3,100               142,212
                                                                                                                   -----------
                                                                                                                       948,284


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                      SHARES             VALUE
          ------------------                                                                      ------             -----
COMMON STOCKS
  INSURANCE--(5.4%)
    American General Corporation .............................................                     3,500           $   167,125
    CIGNA Corporation ........................................................                     1,000               177,500
    Everest Reinsurance Holdings Inc. ........................................                     4,400               174,350
    Lincoln National Corporation .............................................                     1,300                83,687
    Torchmark Corporation ....................................................                     2,100               149,625
                                                                                                                   -----------
                                                                                                                       752,287

  LEISURE & ENTERTAINMENT--(2.5%)
    King World Productions, Inc. .............................................                     2,500                87,500
    MGM Grand, Inc. (a) ......................................................                     3,600               133,200
    The Walt Disney Company ..................................................                     1,600               128,400
                                                                                                                   -----------
                                                                                                                       349,100

  MACHINERY & EQUIPMENT--(3.1%)
    AGCO Corporation .........................................................                     2,000                71,875
    Caterpillar, Inc. ........................................................                     1,900               204,013
    Cooper Industries, Inc. ..................................................                     3,100               154,225
                                                                                                                   -----------
                                                                                                                       430,113

  MEDICAL SUPPLIES & SERVICES--(2.2%)
    Lincare Holdings, Inc. (a) ...............................................                     3,300               141,900
    Shared Medical System Corporation ........................................                     3,100               167,400
                                                                                                                   -----------
                                                                                                                       309,300

  OFFICE SUPPLIES--(1.0%)
    American Business Products, Inc. .........................................                     6,100               138,775
                                                                                                                   -----------

  OIL & GAS--(6.5%)
    Amerada Hess Corporation .................................................                     1,600                88,900
    Apache Corporation .......................................................                     2,100                68,250
    Burlington Resources, Inc. ...............................................                     1,800                79,425
    Enron Oil & Gas Company ..................................................                     3,400                61,625
    Exxon Corporation ........................................................                     4,100               252,150
    Mitchell Energy & Development Corporation ................................                     3,400                69,700
    Mobil Corporation ........................................................                     1,000                69,875
    Murphy Oil Corporation ...................................................                     1,600                78,000
    NGC Corporation ..........................................................                     2,200                33,962
    Pennzoil Company .........................................................                     1,400               107,450
                                                                                                                   -----------
                                                                                                                       909,337

  PAPER--(0.6%)
    Fort Howard Corporation (a) ..............................................                     1,600                81,000
                                                                                                                   -----------

  PETROLEUM SERVICES--(1.9%)
    Noble Drilling Corporation (a) ...........................................                     3,900                87,994
    Rowan Companies, Inc. (a) ................................................                     3,700               104,294
    Tidewater, Inc. ..........................................................                     1,700                74,800
                                                                                                                   -----------
                                                                                                                       267,088


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  PRINTING & PUBLISHING--(2.1%)
    A.H. Belo Corporation ................................................                        3,300           $   137,363
    Washington Post Company ..............................................                          400               159,200
                                                                                                                  -----------
                                                                                                                      296,563

  RETAIL-SPECIALTY--(3.7%)
    Costco Companies, Inc. (a) ...........................................                        4,900               161,087
    Intimate Brands, Inc. ................................................                        6,700               140,700
    Kroger Company (a) ...................................................                        1,800                52,200
    Ross Stores, Inc. ....................................................                        4,900               160,169
                                                                                                                  -----------
                                                                                                                      514,156

  SOFTWARE--(1.4%)
    Microsoft Corporation (a) ............................................                        1,500               189,563
                                                                                                                  -----------

  STEEL--(2.1%)
    Inland Steel Industries, Inc. ........................................                        4,900               128,012
    USX-US Steel Group, Inc. .............................................                        4,700               164,794
                                                                                                                  -----------
                                                                                                                      292,806

  TECHNOLOGY--(1.1%)
    Lucent Technologies, Inc. ............................................                        2,171               156,448
                                                                                                                  -----------

  TELECOMMUNICATIONS--(5.5%)
    Ameritech Corporation ................................................                        2,200               149,462
    AT&T Corporation .....................................................                        1,400                49,088
    Bell Atlantic Corporation ............................................                        1,900               144,162
    GTE Corporation ......................................................                        1,500                65,813
    NYNEX Corporation ....................................................                        2,100               121,012
    SBC Communications, Inc. .............................................                        2,000               123,750
    U.S. West, Inc. ......................................................                        2,900               109,294
                                                                                                                  -----------
                                                                                                                      762,581

  TOBACCO--(1.0%)
    Philip Morris Companies, Inc. ........................................                        2,100                93,188
    RJR Nabisco Holdings Corporation .....................................                        1,400                46,200
                                                                                                                  -----------
                                                                                                                      139,388

  TRANSPORTATION--(0.8%)
    CNF Transportation, Inc. .............................................                        1,500                48,375
    CSX Corporation ......................................................                        1,200                66,600
                                                                                                                  -----------
                                                                                                                      114,975

  UTILITIES--(3.9%)
    Columbia Gas Systems, Inc. ...........................................                        1,100                71,775
    Entergy Corporation ..................................................                        3,300                90,337
    GPU, Inc. ............................................................                        1,600                57,400
    Houston Industries, Inc. .............................................                        3,700                79,319


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            NAME OF ISSUER                                   INTEREST
          AND TITLE OF ISSUE                                   RATE                              SHARES             VALUE
          ------------------                                   ----                              ------             -----
COMMON STOCKS
  UTILITIES--(CONTINUED)
    Montana Power Company ......................................................                  3,000           $    69,562
    Ohio Edison Company ........................................................                  3,600                78,525
    Pacific Enterprises ........................................................                    700                23,538
    Public Service Enterprise Group ............................................                  3,100                77,500
                                                                                                                  -----------
                                                                                                                      547,956
                                                                                                                  -----------
         TOTAL COMMON STOCKS--(Cost $12,507,286)                                                          98.1%    13,709,448
                                                                                                                  -----------

                                                             INTEREST
                                                               RATE
                                                               ----
MUTUAL FUNDS--(0.0%)
    Dreyfus Cash Management Plus (b) ...................      5.503%                              4,534                 4,534
                                                                                                                  -----------

         TOTAL MUTUAL FUNDS--(Cost $4,534)                                                                 0.0%         4,534
                                                                                                                  -----------

TOTAL INVESTMENTS--(Cost $12,511,820)                                                                     98.1%    13,713,982
OTHER ASSETS LESS LIABILITIES--                                                                            1.9%       265,767
                                                                                                         -----    -----------
NET ASSETS--                                                                                             100.0%   $13,979,749
                                                                                                         =====    ===========







(a)  Non-income producing security.

(b)  Interest rate shown is the 7 day yield as of June 30, 1997.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)



            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                      SHARES            VALUE
          ------------------                                                                      ------            -----
COMMON STOCKS
  AEROSPACE--(3.6%)
    McDonnell Douglas Corporation ............................................                      4,800         $   328,800
    Precision Castparts Corporation ..........................................                     10,500             626,063
    United Technologies Corporation ..........................................                      4,000             332,000
                                                                                                                  -----------
                                                                                                                    1,286,863

  BANKS--(2.9%)
    BankAmerica Corporation ..................................................                      9,600             619,800
    Fifth Third Bancorp ......................................................                      4,960             407,030
                                                                                                                  -----------
                                                                                                                    1,026,830

  CHEMICALS--(1.4%)
    Praxair, Inc. ............................................................                      8,800             492,800
                                                                                                                  -----------

  COMMUNICATION EQUIPMENT--(0.5%)
    Andrew Corporation (a) ...................................................                      6,300             177,188
                                                                                                                  -----------

  COMPUTER RELATED--(1.3%)
    Cisco Systems, Inc. (a) ..................................................                      7,000             469,875
                                                                                                                  -----------

  COMPUTER SOFTWARE--(1.4%)
    Computer Associates International, Inc.    ...............................                      9,100             506,756
                                                                                                                  -----------

  COSMETICS & TOILETRIES--(1.5%)
    Gillette Company .........................................................                      5,520             523,020
                                                                                                                  -----------

  DRUGS--(5.2%)
    Amgen, Inc. ..............................................................                      6,600             383,625
    Cardinal Health, Inc. ....................................................                      7,410             424,222
    Eli Lilly & Company ......................................................                      4,000             437,250
    Pfizer, Inc. .............................................................                      4,960             592,720
                                                                                                                  -----------
                                                                                                                    1,837,817

  DRUGS/PHARMACEUTICALS--(0.9%)
    Dura Pharmaceuticals, Inc. (a) ...........................................                      8,000             319,000
                                                                                                                  -----------

  ELECTRIC UTILITIES--(1.8%)
    AES Corporation (a) ......................................................                      8,800             622,600
    Duke Energy Corporation ..................................................                          1                  38
                                                                                                                  -----------
                                                                                                                      622,638

  ELECTRONICS--(1.9%)
    Adaptec, Inc. (a) ........................................................                      8,800             305,800
    Dynatech Corporation (a) .................................................                     10,400             371,800
                                                                                                                  -----------
                                                                                                                      677,600

  ENVIRONMENTAL--(0.3%)
    Thermo Electron Corporation ..............................................                      3,150             107,100
                                                                                                                  -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  FINANCIAL SERVICES--(5.7%)
    Finova Group, Inc. ...................................................                        3,760          $   287,640
    Green Tree Financial, Inc. ...........................................                        7,200              256,500
    Money Store, Inc. ....................................................                        6,100              174,994
    Sunamerica, Inc. .....................................................                       10,200              497,250
    Travelers, Inc. ......................................................                       12,720              802,155
                                                                                                                 -----------
                                                                                                                   2,018,539
  FOOD & BEVERAGES--(2.2%)
    Campbell Soup Company ................................................                       10,000              500,000
    Coca-Cola Company ....................................................                        4,000              270,000
                                                                                                                 -----------
                                                                                                                     770,000

  HOUSEHOLD PRODUCTS--(1.2%)
    Procter & Gamble Company .............................................                        3,000              423,750
                                                                                                                 -----------

  INDUSTRIALS--(1.1%)
    duPont (E.I.) deNemours ..............................................                        6,000              377,250
                                                                                                                 -----------

  INSURANCE--(8.6%)
    Allstate Corporation .................................................                        6,200              452,600
    American International Group, Inc. ...................................                        3,460              516,837
    Conseco, Inc. ........................................................                       19,400              717,800
    Frontier Insurance Group, Inc. .......................................                       14,700              951,825
    Western National Corporation .........................................                       15,000              402,188
                                                                                                                 -----------
                                                                                                                   3,041,250

  MACHINERY & EQUIPMENT--(1.0%)
    Bombardier, Inc. .....................................................                       15,400              349,050
                                                                                                                 -----------

  MEDICAL SUPPLIES & SERVICES--(1.9%)
    Johnson & Johnson ....................................................                        7,600              489,250
    United States Surgical Corporation ...................................                        4,800              178,800
                                                                                                                 -----------
                                                                                                                     668,050

  METALS--(0.7%)
    Wyman-Gordon Company (a) .............................................                        8,500              229,500
                                                                                                                 -----------

  OIL & GAS--(9.3%)
    BJ Services Company (a) ..............................................                        3,000              160,875
    ENSCO International, Inc. (a) ........................................                        4,000              211,000
    Helmerich & Payne, Inc. ..............................................                       12,000              691,500
    Louisiana Land & Exploration Company .................................                       13,200              754,050
    Oryx Energy Company (a) ..............................................                       12,200              257,725
    Transocean Offshore, Inc. ............................................                        9,500              689,937
    USX Marathon Group ...................................................                        7,000              202,125
    Williams Companies, Inc. .............................................                        7,500              328,125
                                                                                                                 -----------
                                                                                                                   3,295,337

  PACKAGING--(0.9%)
    Sealed Air Corporation (a) ...........................................                        6,820              323,950
                                                                                                                 -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  PETROLEUM SERVICES--(5.9%)
    Baker Hughes, Inc. ...................................................                        9,800          $   379,137
    Rowan Companies, Inc. (a) ............................................                       20,400              575,025
    Smith International, Inc. (a) ........................................                       11,000              668,250
    Tidewater, Inc. ......................................................                       10,100              444,400
                                                                                                                 -----------
                                                                                                                   2,066,812

  PRINTING & PUBLISHING--(1.0%)
    Omnicom Group ........................................................                        5,900              363,588
                                                                                                                 -----------

  RETAIL--(0.3%)
    ShopKo Stores, Inc. ..................................................                        3,500               89,250
                                                                                                                 -----------

  RETAIL-SPECIALTY--(2.4%)
    Consolidated Stores Corporation (a) ..................................                       14,219              494,102
    Costco Companies, Inc. (a) ...........................................                       11,093              364,682
                                                                                                                 -----------
                                                                                                                     858,784

  SOFTWARE--(4.9%)
    BMC Software, Inc. ...................................................                       18,080            1,001,180
    Microsoft Corporation (a) ............................................                        5,680              717,810
                                                                                                                 -----------
                                                                                                                   1,718,990

  TELECOMMUNICATIONS--(6.9%)
    ADC Telecommunications, Inc. (a) .....................................                       10,800              360,450
    Allied Signal, Inc. ..................................................                        5,000              420,000
    Ascend Communications, Inc. (a) ......................................                       11,000              433,125
    PairGain Technologies, Inc. (a) ......................................                       14,000              217,000
    Tellabs, Inc. (a) ....................................................                       13,200              737,550
    Worldcom, Inc. (a) ...................................................                        8,100              259,200
                                                                                                                 -----------
                                                                                                                   2,427,325
                                                                                                                 -----------
         TOTAL COMMON STOCKS--(Cost $19,107,629)                                                          76.7%   27,068,912
                                                                                                                 -----------

CORPORATE BONDS
  INDUSTRIALS--(1.5%)
    BP America, Inc. ......................................    8.500%  04/15/2001              $250,000              264,903
    duPont (E.I.) deNemours ...............................    8.650%  12/01/1997               250,000              252,830
                                                                                                                 -----------

         TOTAL CORPORATE BONDS--(Cost $501,789)                                                            1.5%      517,733
                                                                                                                 -----------

GOVERNMENT AND AGENCY SECURITIES
  FEDERAL AGENCY--(1.0%)
    Government National Mortgage Association                   6.000%  11/15/2008               120,022              116,796
                                                               6.500%  10/15/2008               117,080              115,780
                                                               7.000%  10/15/2008               116,182              116,980
                                                                                                                 -----------
                                                                                                                     349,556

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            NAME OF ISSUER                                   INTEREST   MATURITY        PRINCIPAL
          AND TITLE OF ISSUE                                   RATE       DATE            AMOUNT              VALUE
          ------------------                                   ----       ----            ------              -----

GOVERNMENT AND AGENCY SECURITIES
  U.S. GOVERNMENT SECURITIES--(10.1%)
    United States Treasury Bond .......................       7.250%   08/15/2022       $1,000,000         $ 1,043,910
    United States Treasury Note .......................       5.375%   05/31/1998          500,000             498,205
                                .......................       6.375%   08/15/2002          500,000             499,845
                                .......................       6.500%   05/31/2001          500,000             502,735
                                .......................       6.875%   05/15/2006        1,000,000           1,020,780
                                                                                                           -----------
                                                                                                             3,565,475
                                                                                                           -----------

         TOTAL GOVERNMENT AND AGENCY SECURITIES--(Cost $3,866,557)                                  11.1%    3,915,031
                                                                                                           -----------

CONVERTIBLE BOND
  MEDICAL SUPPLIES & SERVICES--(0.7%)
    Alza Corporation ..................................       5.000%   05/01/2006          250,000             251,250
                                                                                                           -----------

         TOTAL CONVERTIBLE BOND--(Cost $240,622)                                                     0.7%      251,250
                                                                                                           -----------

                                                                                        MATURITY
                                                                                         AMOUNT
                                                                                         ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(10.7%)
    State Street Bank and Trust Company (b)                   4.500%   07/01/1997       $3,783,473           3,783,000
                                                                                                           -----------

         TOTAL SHORT TERM INVESTMENT--(Cost $3,783,000)                                             10.7%    3,783,000
                                                                                                           -----------
TOTAL INVESTMENTS--(Cost $27,499,597)                                                              100.7%   35,535,926
OTHER ASSETS LESS LIABILITIES--                                                                     (0.7)%    (238,567)
                                                                                                   -----   -----------
NET ASSETS--                                                                                       100.0%  $35,297,359
                                                                                                   =====   ===========







(a)  Non-income producing security.

(b) The repurchase agreement, dated 06/30/97, is fully collateralized by a United States Treasury Note, 5.875%, 04/30/98, with a value of $3,861,378.






See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)



            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  AUTOMATED SOFTWARE QUALITY--(0.8%)
    Rational Software Corporation (a) ......................................                      8,300          $   139,544
                                                                                                                 -----------

  AUTO-RELATED--(1.1%)
    Miller Industries, Inc. Tennessee (a) ..................................                     12,000              192,000
                                                                                                                 -----------

  BUILDING MATERIAL CHAINS--(0.8%)
    Eagle Hardware & Garden, Inc. (a) ......................................                      6,500              148,688
                                                                                                                 -----------

  CABLES/FIBEROPTICS--(0.5%)
    Cable Design Technologies Corporation (a) ..............................                      2,900               85,369
                                                                                                                 -----------

  CLIENT-SERVER HELP DESK--(3.2%)
    Pegasystems, Inc. (a) ..................................................                      6,900              216,487
    Remedy Corporation (a) .................................................                      5,000              200,000
    Scopus Technology (a) ..................................................                      6,850              153,269
                                                                                                                 -----------
                                                                                                                     569,756

  COMMERCIAL SERVICES--(1.1%)
    Mastec, Inc., (a) ......................................................                      2,300              108,819
    Telephone Save Holdings, Inc. (a) ......................................                      5,900               89,975
                                                                                                                 -----------
                                                                                                                     198,794

  COMMUNICATION SERVICES--(0.9%)
    LCI International, Inc. (a) ............................................                      7,000              153,125
                                                                                                                 -----------

  CONSUMER PRODUCTS-MISCELLANEOUS--(1.9%)
    Blyth Industries, Inc. (a) .............................................                     10,050              339,187
                                                                                                                 -----------

  CORRECTIONAL SERVICES--(2.2%)
    Corrections Corporation of America (a) .................................                      9,900              393,525
                                                                                                                 -----------

  DATA STORAGE--(1.1%)
    Network Appliance, Inc. (a) ............................................                      5,000              190,000
                                                                                                                 -----------

  DIVERSIFIED FINANCIAL--(1.7%)
    Amresco, Inc. ..........................................................                     14,000              301,000
                                                                                                                 -----------

  DOCUMENT MANAGEMENT--(0.5%)
    Inso Corporation (a) ...................................................                      4,200               86,363
                                                                                                                 -----------

  DRUGS/PHARMACEUTICALS--(6.4%)
    Dura Pharmaceuticals, Inc. (a) .........................................                      8,000              319,000
    Jones Medical Industries, Inc. .........................................                      9,200              437,000
    Medicis Pharmaceutical Corporation (a) .................................                      7,200              359,100
                                                                                                                 -----------
                                                                                                                   1,115,100

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  EDUCATIONAL SERVICES--(2.3%)
    ITT Educational Services, Inc. (a) .......................................                    6,350          $   157,559
    Learning Tree International, Inc. (a) ....................................                    5,600              248,500
                                                                                                                 -----------
                                                                                                                     406,059

  ELECTRONIC COMMERCE--(1.3%)
    Transaction Systems Architects, Inc. (a) .................................                    6,800              234,600
                                                                                                                 -----------

  EMBEDDED SOFTWARE--(1.2%)
    Wind River Systems, Inc. (a) .............................................                    5,650              216,113
                                                                                                                 -----------

  EMPLOYMENT SERVICE--(1.3%)
    Corestaff, Inc. (a) ......................................................                    8,250              222,750
                                                                                                                 -----------

  ENTERTAINMENT/MOVIES--(2.6%)
    Dover Downs Entertainment, Inc. ..........................................                    8,000              144,000
    Regal Cinemas, Inc. (a) ..................................................                    9,275              306,075
                                                                                                                 -----------
                                                                                                                     450,075

  ENVIRONMENTAL--(2.1%)
    American Disposal Services, Inc. (a) .....................................                    5,600              126,000
    Tetra Tech, Inc. (a) .....................................................                    9,975              240,647
                                                                                                                 -----------
                                                                                                                     366,647

  EXPLORATION & PRODUCTION--(1.3%)
    Chesapeake Energy Corporation ............................................                    6,900               67,706
    Swift Energy Company (a) .................................................                    6,400              152,800
                                                                                                                 -----------
                                                                                                                     220,506

  FOOD DISTRIBUTOR--(0.9%)
    JP Foodservice, Inc. (a) .................................................                    5,500              157,781
                                                                                                                 -----------

  HEALTH CARE SERVICES--(1.5%)
    Rural/Metro Corporation (a) ..............................................                    9,300              269,991
                                                                                                                 -----------

  HOTELS/RESORTS--(3.8%)
    CapStar Hotel Company (a) ................................................                    4,200              134,400
    Vistana, Inc. (a) ........................................................                   15,700              243,350
    Wyndham Hotel Corporation (a) ............................................                    9,100              296,887
                                                                                                                 -----------
                                                                                                                     674,637

  INVESTMENT FIRMS--(1.2%)
    Sirrom Capital Corporation ...............................................                    6,000              207,000
                                                                                                                 -----------

  MANAGED CARE-DENTAL--(0.8%)
    Orthodontic Centers of America, Inc. (a) .................................                    7,400              134,588
                                                                                                                 -----------

  MEDICAL DEVICES--(0.9%)
    Theragenics Corporation (a) ..............................................                    6,600              151,800
                                                                                                                 -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  MEDICAL EQUIPMENT--(1.0%)
    Acuson Corporation (a) .................................................                     7,500           $   172,500
                                                                                                                 -----------

  METALS--(1.1%)
    RMI Titanium Company (a) ...............................................                     7,200               196,200
                                                                                                                 -----------

  NETWORKING SECURITY--(1.2%)
    Security Dynamics Technology, Inc. (a) .................................                     5,800               213,875
                                                                                                                 -----------

  NETWORKING SOFTWARE--(0.6%)
    Veritas Software Company (a) ...........................................                     2,000               100,500
                                                                                                                 -----------

  PHYSICIAN PRACTICE MANAGEMENT--(1.7%)
    Pediatrix Medical Group  (a) ...........................................                     6,700               306,944
                                                                                                                 -----------

  PRECISION INSTRUMENTS--(2.7%)
    Waters Corporation (a) .................................................                     8,000               287,000
    Zygo Corporation (a) ...................................................                     5,800               178,350
                                                                                                                 -----------
                                                                                                                     465,350

  PRINTING SERVICES/FORMS--(1.1%)
    Applied Graphics Technologies (a) ......................................                     4,900               194,775
                                                                                                                 -----------

  RADIO/TELEVISION--(1.5%)
    Heftel Broadcasting Corporation (a) ....................................                     4,700               259,675
                                                                                                                 -----------

  RESTAURANTS--(2.5%)
    Einstein Noah Bagel Corporation (a) ....................................                     9,600               114,600
    Landrys Seafood Restaurant, Inc. (a) ...................................                     9,300               213,900
    Papa Johns International, Inc. (a) .....................................                     2,775               101,981
                                                                                                                 -----------
                                                                                                                     430,481

  RETAIL-APPAREL--(4.1%)
    Nautica Enterprises, Inc. (a) ..........................................                     4,800               126,900
    North Face, Inc. (a) ...................................................                     8,800               160,600
    St. John Knits, Inc. ...................................................                     3,900               210,600
    Wolverine World Wide, Inc. .............................................                     7,575               230,091
                                                                                                                 -----------
                                                                                                                     728,191

  RETAIL-CATALOG--(1.9%)
    CDW Computer Centers, Inc. (a) .........................................                     3,250               172,453
    Insight Enterprises, Inc. (a) ..........................................                     5,200               156,325
                                                                                                                 -----------
                                                                                                                     328,778

  RETAIL-DISCOUNT STORES--(1.5%)
    Dollar Tree Stores, Inc. (a) ...........................................                     5,200               261,950
                                                                                                                 -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                     SHARES             VALUE
          ------------------                                                                     ------             -----
COMMON STOCKS
  RETAIL-SPECIALTY--(1.6%)
    Finish Line, Inc. (a) ................................................                       13,600          $   198,900
    Guitar Center, Inc. (a) ..............................................                        4,600               77,625
                                                                                                                 -----------
                                                                                                                     276,525

  SEMICONDUCTOR MANUFACTURING--(2.5%)
    DSP Communications, Inc. (a) .........................................                       13,700              150,700
    Vitesse Semiconductor Corporation (a) ................................                        8,950              292,553
                                                                                                                 -----------
                                                                                                                     443,253

  SEMICONDUCTOR TESTING EQUIPMENT--(1.8%)
    Electro Scientific Industries, Inc. ..................................                        2,000               83,750
    Uniphase Corporation (a) .............................................                        4,100              238,825
                                                                                                                 -----------
                                                                                                                     322,575

  SERVICE/EQUIPMENT--(1.9%)
    Global Industries, Inc. (a) ..........................................                        6,700              156,508
    Varco International, Inc. (a) ........................................                        5,300              170,925
                                                                                                                 -----------
                                                                                                                     327,433

  SOFTWARE DESKTOP--(1.0%)
    Visio Corporation (a) ................................................                        2,500              176,250
                                                                                                                 -----------

  SPECIAL OUTPATIENT FACILITY--(4.1%)
    National Surgery Centers, Inc. (a) ...................................                        6,900              244,087
    Renal Treatment Centers, Inc. (a) ....................................                        9,000              241,875
    Total Renal Care Holdings, Inc. (a) ..................................                        5,800              233,088
                                                                                                                 -----------
                                                                                                                     719,050

  SOFTWARE-OTHER--(1.8%)
    JDA Software Group, Inc. (a) .........................................                        5,500              187,687
    Viasoft, Inc. (a) ....................................................                        2,600              131,950
                                                                                                                 -----------
                                                                                                                     319,637

  SYSTEMS INTEGRATOR--(9.0%)
    Cambridge Technology Partners (a) ....................................                        6,400              204,800
    Computer Horizons Corporation (a) ....................................                       10,200              349,350
    Computer Task Group, Inc. ............................................                        8,700              324,075
    Henry Jack & Associates, Inc. (a) ....................................                       10,350              250,987
    Pierce Leahy Corporation .............................................                        2,000               36,000
    Sapient Corporation (a) ..............................................                        3,200              158,400
    Technology Solutions Company (a) .....................................                        6,700              264,650
                                                                                                                 -----------
                                                                                                                   1,588,262

  TELECOMMUNICATION EQUIPMENT--(4.3%)
    Advanced Fibre Communications (a) ....................................                        3,800              229,425
    Allen Group, Inc. ....................................................                        7,400              153,550
    P Common, Inc. (a) ...................................................                        3,900              128,700
    Powerwave Technologies, Inc. .........................................                        3,600               79,200
    Sawtek, Inc. .........................................................                        2,600               87,750
    Videoserver, Inc. (a) ................................................                        5,100               67,575
                                                                                                                 -----------
                                                                                                                     746,200

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                             SHARES             VALUE
          ------------------                                                             ------             -----
COMMON STOCKS
  TELEMARKETING--(3.9%)
    Precision Response Corporation (a) .......................................             7,800         $   128,700
    Sitel Corporation (a) ....................................................            14,500             299,062
    Sykes Enterprises, Inc. (a) ..............................................             9,750             253,500
                                                                                                         -----------
                                                                                                             681,262

  VOICE-CALL TRANSACTION PROCESSING--(3.4%)
    Aspect Telecommunications Corporation (a) ................................             5,600             124,600
    Comverse Technology, Inc. (a) ............................................             9,200             478,400
                                                                                                         -----------
                                                                                                             603,000

         TOTAL COMMON STOCKS--(Cost $14,635,777)                                                  99.6%   17,487,664


                                                             INTEREST   MATURITY         MATURITY
                                                               RATE       DATE            AMOUNT              VALUE
                                                               ----       ----            ------              -----
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(1.3%)
    State Street Bank and Trust Company (b)                   4.500%   07/01/1997       $228,029             228,000
                                                                                                         -----------

         TOTAL SHORT TERM INVESTMENT--(Cost $228,000)                                               1.3%     228,000
                                                                                                         -----------

TOTAL INVESTMENTS--(Cost $14,863,777)                                                             100.9%  17,715,664
OTHER ASSETS LESS LIABILITIES--                                                                    (0.9)%   (159,849)
                                                                                                  -----  -----------
NET ASSETS--                                                                                      100.0% $17,555,815
                                                                                                  =====  ===========







(a)  Non-income producing security.

(b) The repurchase agreement, dated 06/30/97, is fully collateralized by a United States Treasury Bond, 8.125%, 08/15/19, with a value of $234,998.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)

            NAME OF ISSUER                                   INTEREST   MATURITY        PRINCIPAL
          AND TITLE OF ISSUE                                   RATE       DATE            AMOUNT               VALUE
          ------------------                                   ----       ----            ------               -----
GOVERNMENT AND AGENCY SECURITIES
  MORTGAGE BACKED SECURITIES--(47.5%)
    FHA Insured Project Loan ............................      3.025%  11/01/2006       $  413,777          $  364,600
                             ............................      7.500%  11/15/2030          272,912             270,353
    FHLMC Participation Certificates (a) ................      7.805%  08/01/2025          290,711             303,386
                                         ................      8.500%  01/01/2003          155,074             159,467
                                         ................      9.000%  03/01/2010          231,708             241,521
                                         ................      9.000%  06/01/2016          191,619             205,559
                                         ................      9.500%  04/01/2007          111,267             116,630
                                         ................     10.000%  10/01/2005          104,775             112,605
    FNMA Guaranteed Real Estate
        Mortgage Investment Pass-Thru
        Certificates (a) ................................      6.969%  04/01/2020          157,495             163,908
                        (a) .............................      7.298%  08/17/2018          235,000             238,819
                         ................................      8.000%  11/01/2026          517,064             529,891
                         ................................     10.000%  04/01/2020          123,053             134,282
                         ................................     12.500%  05/01/2015          511,931             593,082
    GNMA Guaranteed Pass-Thru
        Certificates (a) ................................      7.000%  03/20/2018          298,247             306,797
                         ................................      7.500%  04/15/2024          245,683             246,605
                         ................................      9.000%  12/15/2006          218,234             229,526
                         ................................      9.000%  01/15/2008          316,169             332,803
                                                                                                            ----------
                                                                                                             4,549,834

  U.S. GOVERNMENT SECURITIES--(35.4%)
    U.S. Treasury Bonds .................................      6.000%  02/15/2026          200,000             179,000
                        .................................      6.875%  08/15/2025          535,000             536,839
                        .................................      7.500%  11/15/2024          115,000             124,056
                        .................................     11.625%  11/15/2004          600,000             777,187
    U.S. Treasury Note ..................................      5.875%  11/30/2001          110,000             107,937
                       ..................................      6.250%  03/31/1999          185,000             185,694
                       ..................................      6.500%  04/30/1999          150,000             151,172
                       ..................................      6.625%  06/30/2001          465,000             469,795
                       ..................................      6.875%  07/31/1999          245,000             248,675
                       ..................................      7.875%  08/15/2001          345,000             363,867
                       ..................................      8.000%  08/15/1999          240,000             248,925
                                                                                                            ----------
                                                                                                             3,393,147
                                                                                                            ----------

         TOTAL GOVERNMENT AND AGENCY SECURITIES--(Cost $7,921,091)                                  82.9%    7,942,981
                                                                                                            ----------

CORPORATE BONDS
  ENTERTAINMENT--(3.2%)
    Time Warner, Inc. ...................................      7.750%  06/15/2005          300,000             304,892
                                                                                                            ----------

  FINANCIAL SERVICES--(2.3%)
    Contifinancial Corporation ..........................      8.375%  08/15/2003          215,000             221,719
                                                                                                            ----------



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                   -CONTINUED-

            NAME OF ISSUER                                   INTEREST   MATURITY        PRINCIPAL
          AND TITLE OF ISSUE                                   RATE       DATE            AMOUNT               VALUE
          ------------------                                   ----       ----            ------               -----
  CORPORATE BONDS
  INSURANCE--(2.3%)
    American Re-insurance Corporation ....................     7.450%  12/15/2026      $  225,000           $  223,130
                                                                                                            ----------

         TOTAL CORPORATE BONDS--(Cost $753,204)                                                      7.8%      749,741
                                                                                                            ----------

MUNICIPALS--(3.9%)
    New Jersey Economic Development
         Authority .......................................     0.000%  02/15/2023       1,165,000              173,119
                   .......................................     0.000%  02/15/2024         700,000               97,090
                   .......................................     7.425%  02/15/2029         100,000               99,685
                                                                                                            ----------

         TOTAL MUNICIPALS--(Cost $366,262)                                                           3.9%      369,894
                                                                                                            ----------

                                                                                         MATURITY
                                                                                          AMOUNT
                                                                                          ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(4.8%)
    State Street Bank and Trust Company (b) ..............     5.000%  07/01/1997      $  456,063              456,000
                                                                                                            ----------

TOTAL SHORT TERM INVESTMENT--(Cost $456,000)                                                         4.8%      456,000
                                                                                                            ----------

TOTAL INVESTMENTS--(Cost $9,496,557)                                                                99.4%    9,518,616
OTHER ASSETS LESS LIABILITIES--                                                                      0.6%       62,893
                                                                                                   -----    ----------
NET ASSETS--                                                                                       100.0%   $9,581,509
                                                                                                   =====    ==========






(a) Variable rate instrument. Interest rate is the rate in effect at June 30, 1997.

(b) The repurchase agreement, dated 06/30/97, is fully collateralized by a United States Treasury Bond, 7.50%, 11/15/16, with a value of $465,408.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)



            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                    SHARES             VALUE
          ------------------                                                                    ------             -----
COMMON STOCKS
  AUSTRALIA--(3.4%)
    Broken Hill Proprietary Company ......................................                       12,679         $   186,689
    CRA Ltd. .............................................................                        2,580              44,027
    Evans Deakin Industries Ltd. .........................................                       18,200              55,019
    National Australia Bank ..............................................                       11,754             168,512
    QBE Insurance Group ..................................................                       17,500             105,805
    Sonic Healthcare Ltd. ................................................                      111,000             155,193
    WMC Ltd. .............................................................                       31,300             197,519
                                                                                                                -----------
                                                                                                                    912,764

  BRAZIL--(1.7%)
    Eletrobras ...........................................................                      820,000             458,539
                                                                                                                -----------

  CANADA--(2.4%)
    Denbury Resources Inc. (a) ...........................................                       10,000             167,500
    E L Financial Ltd. ...................................................                        1,000             150,621
    Potash Corporation Saskatchewan, Inc. ................................                        1,120              84,307
    Quebecor .............................................................                       12,539             230,632
                                                                                                                -----------
                                                                                                                    633,060

 FINLAND--(1.4%)
    Huhtamaki Oy .........................................................                        8,700             374,455
                                                                                                                -----------

  FRANCE--(4.0%)
    Axa ..................................................................                        2,000             124,390
    Axime Ex Segin .......................................................                          400              47,305
    Carbone Lorraine .....................................................                          200              48,667
    Credit Commerce France ...............................................                        1,301              55,124
    Lafarge ..............................................................                        2,000             124,390
    Michelin .............................................................                        1,300              78,066
    Rhone Poulenc Rorer ..................................................                        4,650             420,950
    Society Elf Aquitaine ................................................                          852              91,917
    Zodiac SA ............................................................                          300              76,574
                                                                                                                -----------
                                                                                                                  1,067,383

  GERMANY--(2.5%)
    Bayer AG .............................................................                        2,700             103,752
    Daimler Benz AG ......................................................                        4,200             340,749
    Karstadt AG ..........................................................                          600             213,634
                                                                                                                -----------
                                                                                                                    658,135

  HONG KONG--(3.5%)
    HSBC Holdings ........................................................                       24,000             721,800
    Regal Hotels International ...........................................                      379,200             102,787
    Sime Darby HK ........................................................                       88,000              97,685
                                                                                                                -----------
                                                                                                                    922,272

  ITALY--(1.6%)
    Telecom Italia Mobilaire .............................................                      133,800             429,449
                                                                                                                -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                  -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                 SHARES                VALUE
          ------------------                                                                 ------                -----
COMMON STOCKS
  JAPAN--(15.0%)
    Dai-Tokyo Fire & Marine ..........................................                         56,000           $   324,411
    Fuji Photo Film Company ..........................................                         14,000               563,078
    Fujitsu ..........................................................                         14,000               194,207
    Jusco Company ....................................................                         10,000               337,638
    Kirin Brewery Company Ltd. .......................................                         28,800               299,006
    Kurita Water Industries ..........................................                         12,000               319,316
    Nichiei Company ..................................................                          2,000               232,071
    Pioneer Electronic Corporation ...................................                         21,000               509,335
    Sharp Corporation ................................................                         18,000               248,124
    Sony Corporation .................................................                         10,200               889,007
    Taisho Pharmaceutical Company ....................................                          3,000                80,876
                                                                                                                -----------
                                                                                                                  3,997,069

  NETHERLANDS--(3.2%)
    Philips Electronic ...............................................                          5,850               419,028
    Unilever NV ......................................................                          1,100               231,555
    Van Ommeren Kon ..................................................                          5,400               209,629
                                                                                                                -----------
                                                                                                                    860,212

  SPAIN--(2.0%)
    BCO Santander SA .................................................                         11,700               360,488
    Repsol SA ........................................................                          3,770               159,397
                                                                                                                -----------
                                                                                                                    519,885

  SWEDEN--(3.7%)
    Astra AB .........................................................                         20,800               387,202
    Electrolux AB ....................................................                          2,000               144,270
    Esselte AB .......................................................                         10,100               237,632
    Granges AB  (a) ..................................................                          1,000                13,250
    Volvo AB .........................................................                          8,100               216,754
                                                                                                                -----------
                                                                                                                    999,108

  SWITZERLAND--(3.4%)
    CS Holding AG ....................................................                          2,000               256,849
    Holderbank Financiere Glarus AG ..................................                            130               122,788
    Nestle SA ........................................................                            180               237,452
    Novartis AG ......................................................                            175               279,760
                                                                                                                -----------
                                                                                                                    896,849

  TURKEY--(1.5%)
    Akbank T.A.S .....................................................                      1,363,000               117,006
    Arcelik A.S ......................................................                      2,157,000               290,456
                                                                                                                -----------
                                                                                                                    407,462


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                  -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                 SHARES                VALUE
          ------------------                                                                 ------                -----
COMMON STOCKS
  UNITED KINGDOM--(7.8%)
    British Airways ........................................................                 10,000             $   113,990
    British Telecom ........................................................                 30,700                 228,016
    Compass Group ..........................................................                 17,300                 193,601
    Glaxo Holdings .........................................................                 16,500                 341,408
    Lloyds TSB Group .......................................................                 21,902                 225,041
    London International Group .............................................                 84,800                 242,894
    Pearson ................................................................                 23,600                 273,536
    Smithkline Beecham .....................................................                 12,227                 225,098
    Vodafone Group .........................................................                 50,137                 244,635
                                                                                                                -----------
                                                                                                                  2,088,219


  UNITED STATES--(33.4%)
    Action Performance Companies, Inc. (a) .................................                 10,000                 242,500
    Agouron Pharmaceuticals, Inc. (a) ......................................                  2,400                 194,100
    Amylin Pharmaceuticals, Inc. (a) .......................................                 11,000                 151,250
    Avid Technology, Inc. (a) ..............................................                  7,000                 184,625
    Basin Exploration, Inc. (a) ............................................                 13,700                 106,175
    BJ Services Company (a) ................................................                  5,300                 284,212
    Black Box Corporation (a) ..............................................                  2,300                  92,575
    BMC Industries, Inc. ...................................................                  4,000                 137,000
    Cardiothoracic Systems, Inc. (a) .......................................                  2,100                  29,400
    Cognex Corporation (a) .................................................                  7,600                 201,400
    Cytyc Corporation ......................................................                  1,000                  27,125
    Dura Automotive Systems, Inc. (a) ......................................                  7,500                 210,000
    Falcon Drilling, Inc. (a) ..............................................                  9,000                 518,625
    Furniture Brands International, Inc. (a) ...............................                  7,000                 135,625
    G & K Services Class A .................................................                  1,100                  40,975
    Gadzooks, Inc. (a) .....................................................                  4,000                  78,000
    Greenpoint Financial Corporation .......................................                  3,600                 239,625
    Hanover Compressor Company .............................................                  2,400                  46,800
    Harmonic Lightwaves, Inc. ..............................................                  5,500                  94,188
    Health Management Associates (a) .......................................                 13,500                 384,750
    Heartport, Inc. (a) ....................................................                  3,900                  68,738
    HFS, Inc. (a) ..........................................................                  5,000                 290,000
    Inso Corporation (a) ...................................................                  5,400                 111,038
    International Telecomm Data Systems, Inc. ..............................                  1,200                  29,400
    JLK Direct Distribution, Inc. ..........................................                  3,600                  72,000
    KCS Energy, Inc. .......................................................                  8,600                 175,225
    Komag, Inc. (a) ........................................................                  4,000                  65,500
    Lattice Semiconductor Corporation  (a) .................................                  1,400                  79,100
    McLeod, Inc. (a) .......................................................                  8,800                 297,000


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                  -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                 SHARES                VALUE
          ------------------                                                                 ------                -----
COMMON STOCKS
  UNITED STATES--(Continued)
    Microchip Technology, Inc. (a) .......................................                     2,600           $    77,350
    National Data Corporation ............................................                     3,400               147,262
    Neurogen Corporation (a) .............................................                     3,150                71,663
    Newpark Resource, Inc. (a) ...........................................                    12,600               425,250
    Norrell Corporation Georgia ..........................................                     6,100               201,300
    Ocean Energy, Inc. ...................................................                     3,300               152,625
    OM Group, Inc. .......................................................                     4,700               155,687
    Omniquip International, Inc. (a) .....................................                    10,000               231,250
    Ortel Corporation ....................................................                     2,400                43,200
    Pacific Sunwear of California ........................................                     4,500               145,125
    Pediatrix Medical Group (a) ..........................................                     3,000               137,438
    Peoplesoft, Inc. .....................................................                       900                48,634
    Pierce Leahy Corporation .............................................                     4,500                81,000
    Project Software & Development, Inc. (a) .............................                     6,000                87,000
    RadiSys Corporation (a) ..............................................                     4,200               166,950
    Railtex, Inc. (a) ....................................................                     6,900               124,200
    Rental Service Corporation (a) .......................................                     7,000               183,750
    SmarTalk Teleservices, Inc. (a) ......................................                    10,000               155,000
    Spine Tech, Inc. .....................................................                     1,000                37,125
    Stone Energy Corporation (a) .........................................                       800                21,900
    Synopsys, Inc. (a) ...................................................                    10,000               367,500
    TCF Financial Corporation ............................................                     2,000                98,750
    Telecomunicacoes Brasileras ADR ......................................                     2,500               379,375
    Thermedics, Inc. (a) .................................................                     8,000               125,500
    Trimas Corporation ...................................................                     6,200               174,375
    United Meridian Corporation (a) ......................................                     2,700                81,000
    USA Waste Services, Inc. (a) .........................................                     5,500               212,437
    Vantive Corporation (a) ..............................................                     6,500               183,625
                                                                                                               -----------
                                                                                                                 8,903,222

         TOTAL COMMON STOCKS--(Cost $18,315,554)                                                        90.5%   24,128,083
                                                                                                               -----------

PREFERRED STOCKS
  BRAZIL--(4.3%)
    COFAP ................................................................                    20,900               226,171
    Companhia Riogrand Telec .............................................                   190,000               286,443
    Companhia Vale do Rio Doce ...........................................                     9,500                     0
    Companhia Vale do Rio Doce ...........................................                     9,500               215,317
    Itausa Investimentos Itau SA .........................................                   465,000               423,297
                                                                                                               -----------

         TOTAL PREFERRED STOCKS--(Cost $1,098,932)                                                       4.3%    1,151,228
                                                                                                               -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1997 (Unaudited)
                                  -CONTINUED-


            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                 SHARES                VALUE
          ------------------                                                                 ------                -----
RIGHTS
  BRAZIL--(0.0%)
    Cia Rio Grand Telec. ................................................................    6,767             $         0
                                                                                                               -----------
         TOTAL RIGHTS--(Cost $0)                                                                         0.0%            0
                                                                                                               -----------

                                                            INTEREST        MATURITY       PRINCIPAL
                                                              RATE            DATE           AMOUNT
                                                              ----            ----           ------
SHORT TERM INVESTMENT
   UNITED STATES--(6.4%)
     Federal Home Loan Mortgage

        Discount Note ...................................    5.750%        07/01/1997      $1,698,000            1,698,000
                                                                                                               -----------

         TOTAL SHORT TERM INVESTMENT--(Cost $1,698,000)                                                  6.4%    1,698,000
                                                                                                               -----------

TOTAL INVESTMENTS--(Cost $21,112,486)                                                                  101.2%   26,977,311
OTHER ASSETS LESS LIABILITIES--                                                                         (1.2)%    (326,527)
                                                                                                       -----   -----------
NET ASSETS--                                                                                           100.0%  $26,650,784
                                                                                                       =====   ===========






(a)  Non-income producing security.





See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                           June 30, 1997 (Unaudited)

                                                       PERCENT OF
INDUSTRY                                               NET ASSETS       VALUE
--------                                               ----------       -----

Apparel & Textiles ............................            0.2%      $    40,975
Appliances ....................................            8.0         2,126,510
Automated Data Collection .....................            1.5           405,625
Automobiles ...................................            2.1           557,503
Automotive Parts ..............................            1.9           514,237
Banking .......................................            6.7         1,787,815
Beer ..........................................            1.1           299,005
Broadcasting/Publishing .......................            1.9           504,167
Building Materials & Construction .............            0.9           247,177
Business/Public Services ......................            2.9           776,869
Chemicals .....................................            1.0           259,440
Client-Server Software ........................            1.3           345,350
Computers & Business Equipment ................            1.7           454,500
Computer Related ..............................            0.2            65,500
Computer Software .............................            0.3            92,575
Conglomerates .................................            0.8           215,317
Data Communications ...........................            0.6           147,263
Distributed System-Hardware & Peripherals .....            1.3           356,631
Document Management ...........................            0.4           111,038
Drugs & Health Care ...........................            1.4           360,636
Electric Utility ..............................            1.7           458,539
Electrical Equipment ..........................            0.5           127,767
Electronics ...................................            3.7           982,292
Energy Sources ................................            2.3           612,528
Federal Agency ................................            6.4         1,698,000
Fertilizer ....................................            0.3            84,307
Financial Services ............................            1.2           330,821
Food & Beverages ..............................            3.2           843,462
Health & Personal Care ........................            5.3         1,421,005
Health Care-Management Services ...............            2.0           536,190
Hotels, Leisure & Tourism .....................            5.2         1,391,966
Insurance .....................................            2.6           705,227
Leisure .......................................            0.7           175,225
Machinery Engineering .........................            1.9           503,066
Manufacturing .................................            0.5           131,592
Metals ........................................            1.0           254,797
Non-Durables ..................................            0.6           166,950
Oil & Gas .....................................            1.7           451,712
Oil Services ..................................            4.6         1,234,504
Pharmaceuticals ...............................            5.4         1,426,940
Physician Practice Management .................            0.5           137,438
Retail ........................................            2.1           551,272
Retail-Catalog ................................            0.4           106,175
Services ......................................            2.1           551,097
Software-General ..............................            0.5           137,000
Supplies ......................................            0.8           223,125
Systems Integrated Value Added Resellers ......            0.6           162,387
Telecommunications ............................            5.9         1,567,918
Transportation ................................            0.9           238,190
Wholesale .....................................            0.4            97,686
                                                         -----       -----------
TOTAL .........................................          101.2%      $26,977,311
                                                         =====       ===========


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 1997 (Unaudited)

                                                                                           CASH
                                                                                        MANAGEMENT                   GROWTH
                                                                                         PORTFOLIO                  PORTFOLIO
                                                                                         ---------                  ---------
ASSETS
  Investments - securities, at value .....................................                $749,976                 $59,452,462
  Investments - repurchase agreements ....................................                       0                   2,948,000
  Foreign currency holdings, at value ....................................                       0                           0
  Cash ...................................................................                       0                         820
  Income receivable ......................................................                   4,261                      20,341
  Receivable for securities sold .........................................                       0                           0
  Unrealized appreciation on forward currency
    contracts ............................................................                       0                           0
  Receivable for trust shares sold .......................................                       0                     110,833
  Prepaid expenses .......................................................                       0                       9,009
  Foreign income tax reclaim receivable ..................................                       0                           0
  Due from adviser .......................................................                  10,134                           0
                                                                                          --------                 -----------
      TOTAL ASSETS .......................................................                 764,371                  62,541,465

LIABILITIES
  Payable for securities purchased .......................................                       0                     759,798
  Unrealized depreciation on forward currency
    contracts ............................................................                       0                           0
  Payable to custodian ...................................................                  46,920                           0
  Advisory fee payable ...................................................                     225                      34,717
  Accounts payable and accrued expenses ..................................                  61,210                      57,802
  Payable for trust shares redeemed ......................................                     598                     710,760
                                                                                          --------                 -----------
      TOTAL LIABILITIES ..................................................                 108,953                   1,563,077
                                                                                          --------                 -----------
      TOTAL NET ASSETS ...................................................                $655,418                 $60,978,388
                                                                                          ========                 ===========

NET ASSETS
  Capital paid-in ........................................................                $656,158                 $38,602,124
  Undistributed (distributions in
    excess of) net investment income .....................................                       0                     (97,128)
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions ........................                    (740)                  1,808,426
  Net unrealized appreciation (depreciation) of:
    Investments ..........................................................                       0                  20,664,966
    Foreign currency .....................................................                       0                           0
                                                                                          --------                 -----------
      TOTAL NET ASSETS ...................................................                $655,418                 $60,978,388
                                                                                          ========                 ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value) ..........................................                $  1.000                 $    34.448
  Total shares outstanding at end of period ..............................                 655,418                   1,770,146
  Cost of investment securities ..........................................                $749,976                 $41,735,496


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 1997 (Unaudited)



                                                          GROWTH &    HIGH INCOME    MATRIX      MULTIPLE       SMALL CAP
                                                           INCOME        BOND        EQUITY     STRATEGIES        GROWTH
                                                          PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                          ---------    ---------    ---------    ---------      ---------

ASSETS
  Investments - securities, at value ................    $14,821,858  $14,833,387  $13,713,982  $31,752,926    $17,487,664
  Investments - repurchase agreements ...............      1,222,000      198,000            0    3,783,000        228,000
  Foreign currency holdings, at value ...............              0            0            0            0              0
  Cash ..............................................            618            0       20,109          274            480
  Income receivable .................................         32,213      272,013       15,791       72,568            676
  Receivable for securities sold ....................        306,606       52,091      253,862            0        101,698
  Unrealized appreciation on forward currency
    contracts .......................................              0            0            0            0              0
  Receivable for trust shares sold ..................         64,669       34,728       27,180       32,126         46,259
  Prepaid expenses ..................................          1,668        2,218        2,457        5,890          2,188
  Foreign income tax reclaim receivable .............            478            0            0            0              0
  Due from adviser ..................................          3,380        3,848        2,580          181          3,440
                                                         -----------  -----------  -----------  -----------    -----------
      TOTAL ASSETS ..................................     16,453,490   15,396,285   14,035,961   35,646,965     17,870,405

LIABILITIES
  Payable for securities purchased ..................        244,932            0            0      249,439        181,129
  Unrealized depreciation on forward currency
    contracts .......................................              0            0            0            0              0
  Payable to custodian ..............................              0       33,308            0            0              0
  Advisory fee payable ..............................          9,519        8,904        7,666       20,097         11,971
  Accounts payable and accrued expenses .............         42,289       40,214       47,855       50,552         57,265
  Payable for trust shares redeemed .................         26,012    1,127,576          691       29,518         64,225
                                                         -----------  -----------  -----------  -----------    -----------
      TOTAL LIABILITIES .............................        322,752    1,210,002       56,212      349,606        314,590
                                                         -----------  -----------  -----------  -----------    -----------
      TOTAL NET ASSETS ..............................    $16,130,738  $14,186,283  $13,979,749  $35,297,359    $17,555,815
                                                         ===========  ===========  ===========  ===========    ===========

NET ASSETS
  Capital paid-in ...................................    $13,792,028  $13,298,308  $10,224,404  $26,944,580    $15,202,432
  Undistributed (distributions in
    excess of) net investment income ................         78,331      455,469      235,323      137,729        (70,829)
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions ...        969,949     (475,415)   2,317,860      178,721       (427,675)
  Net unrealized appreciation (depreciation) of:
    Investments .....................................      1,290,430      907,921    1,202,162    8,036,329      2,851,887
    Foreign currency ................................              0            0            0            0              0
                                                         -----------  -----------  -----------  -----------    -----------
      TOTAL NET ASSETS ..............................    $16,130,738  $14,186,283  $13,979,749  $35,297,359    $17,555,815
                                                         ===========  ===========  ===========  ===========    ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value) .....................    $    14.310  $     9.737  $    16.681  $    14.003    $    16.009
  Total shares outstanding at end of period .........      1,127,255    1,456,951      838,049    2,520,726      1,096,625
  Cost of investment securities .....................    $14,753,428  $14,123,466  $12,511,820  $27,499,597    $14,863,777


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-

                                                                             U.S. GOVERNMENT                 WORLD
                                                                                   BOND                     EQUITY
                                                                                 PORTFOLIO                 PORTFOLIO
                                                                                 ---------                 ---------
ASSETS
  Investments - securities, at value ....................................       $9,062,616                $26,977,311
  Investments - repurchase agreements ...................................          456,000                          0
  Foreign currency holdings, at value (Cost $19,561) ....................                0                     19,466
  Cash ..................................................................              404                      1,214
  Income receivable .....................................................          106,238                     30,593
  Receivable for securities sold ........................................                0                     77,497
  Unrealized appreciation on forward currency contracts .................                0                     61,603
  Receivable for trust shares sold ......................................                0                     38,506
  Prepaid expenses ......................................................            1,701                      4,203
  Foreign income tax reclaim receivable .................................                0                     16,733
  Due from adviser ......................................................            6,351                      2,968
                                                                                ----------                -----------
      TOTAL ASSETS ......................................................        9,633,310                 27,230,094

LIABILITIES
  Payable for securities purchased ......................................                0                    269,318
  Unrealized depreciation on forward currency contracts .................                0                    217,808
  Payable to custodian ..................................................                0                          0
  Advisory fee payable ..................................................            4,734                     15,101
  Accounts payable and accrued expenses .................................           43,657                     44,890
  Payable for trust shares redeemed .....................................            3,410                     32,193
                                                                                ----------                -----------
      TOTAL LIABILITIES .................................................           51,801                    579,310
                                                                                ----------                -----------
      TOTAL NET ASSETS ..................................................       $9,581,509                $26,650,784
                                                                                ==========                ===========

NET ASSETS
  Capital paid-in .......................................................       $9,251,436                $18,880,431
  Undistributed (distributions in
    excess of) net investment income ....................................          319,410                    192,713
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions .......................          (11,396)                 1,869,361
  Net unrealized appreciation (depreciation) of:
    Investments .........................................................           22,059                  5,864,730
    Foreign currency ....................................................                0                   (156,451)
                                                                                ----------                -----------
      TOTAL NET ASSETS ..................................................       $9,581,509                $26,650,784
                                                                                ==========                ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value) .........................................       $   10.232                $    16.616
  Total shares outstanding at end of period .............................          936,386                  1,603,884
  Cost of investment securities .........................................       $9,496,557                $21,112,486


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1997 (Unaudited)


                                                                                           CASH
                                                                                        MANAGEMENT                   GROWTH
                                                                                         PORTFOLIO                  PORTFOLIO
                                                                                         ---------                  ---------
INVESTMENT INCOME
  Dividend income ..........................................................              $      0                 $  176,096
  Interest income ..........................................................                20,257                     41,724
  Foreign taxes withheld ...................................................                     0                       (687)
                                                                                          --------                 ----------
      TOTAL INCOME .........................................................                20,257                    217,133

EXPENSES
  Investment management fee ................................................                 1,861                    196,132
  Administrative fee .......................................................                13,534                     63,480
  Custodian fee ............................................................                31,304                     26,530
  Audit fee and expenses ...................................................                 7,439                      7,439
  Legal fee ................................................................                 5,235                      4,123
  Printing expenses ........................................................                 2,755                      2,755
  Trustees fee and expenses ................................................                 3,415                      3,416
  Transfer agent fee .......................................................                   892                        232
  Insurance ................................................................                 2,317                      8,212
  Other ....................................................................                   664                      1,954
  Expenses borne by the adviser ............................................               (66,534)                         0
  Expense reductions .......................................................                   (86)                       (12)
                                                                                          --------                 ----------
      TOTAL EXPENSES .......................................................                 2,796                    314,261
                                                                                          --------                 ----------
      NET INVESTMENT INCOME (LOSS) .........................................                17,461                    (97,128)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments ....................................                     0                  1,022,831
Net realized gain on foreign currency transactions .........................                     0                         26
Change in unrealized appreciation (depreciation) of:
  Investments ..............................................................                     0                  5,841,161
  Foreign currency .........................................................                     0                          0
                                                                                          --------                 ----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................                     0                  6,864,018
                                                                                          --------                 ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................................              $ 17,461                 $6,766,890
                                                                                          ========                 ==========


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1997 (Unaudited)
                                  -CONTINUED-

                                                                                 GROWTH &           HIGH INCOME
                                                                                  INCOME               BOND
                                                                                 PORTFOLIO           PORTFOLIO
                                                                                 ---------           ---------
INVESTMENT INCOME
  Dividend income ..........................................................    $  127,683           $  10,826
  Interest income ..........................................................        31,302             571,112
  Foreign taxes withheld ...................................................        (1,669)                  0
                                                                                ----------           ---------
      TOTAL INCOME .........................................................       157,316             581,938

EXPENSES
  Investment management fee ................................................        47,241              47,837
  Administrative fee .......................................................        15,421              16,009
  Custodian fee ............................................................        21,603              26,897
  Audit fee and expenses ...................................................         7,431               7,451
  Legal fee ................................................................         4,103               4,132
  Printing expenses ........................................................         2,752               2,759
  Trustees fee and expenses ................................................         3,412               3,422
  Transfer agent fee .......................................................         2,283                 175
  Insurance ................................................................         1,508               1,682
  Other ....................................................................           309                 427
  Expenses borne by the adviser ............................................       (27,058)            (28,766)
  Expense reductions .......................................................           (20)                (20)
                                                                                ----------           ---------
      TOTAL EXPENSES .......................................................        78,985              82,005
                                                                                ----------           ---------
      NET INVESTMENT INCOME (LOSS) .........................................        78,331             499,933

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments ....................................     1,119,188            (122,886)
Net realized gain on foreign currency transactions .........................             0                   0
Change in unrealized appreciation (depreciation) of:
  Investments ..............................................................       690,668             480,747
  Foreign currency .........................................................             0                   0
                                                                                ----------           ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ....................................     1,809,856             357,861
                                                                                ----------           ---------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................................    $1,888,187           $ 857,794
                                                                                ==========           =========


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1997 (Unaudited)
                                  -CONTINUED-

                                                           MATRIX       MULTIPLE    SMALL CAP  U.S. GOVERNMENT     WORLD
                                                           EQUITY      STRATEGIES    GROWTH          BOND          EQUITY
                                                          PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                          ---------    ---------    ---------      ---------      ---------

INVESTMENT INCOME
  Dividend income .....................................  $   259,095   $   77,229   $   7,773      $      0       $  215,933
  Interest income .....................................        4,350      248,310      18,869       339,617           25,018
  Foreign taxes withheld ..............................            0         (216)          0             0          (27,525)
                                                         -----------   ----------   ---------      --------       ----------
      TOTAL INCOME ....................................      263,445      325,323      26,642       339,617          213,426

EXPENSES
  Investment management fee ...........................       44,395      115,216      61,368        29,622           86,446
  Administrative fee ..................................       16,727       37,599      19,695        12,817           28,210
  Custodian fee .......................................       23,625       27,197      26,307        22,648           36,786
  Audit fee and expenses ..............................        7,439        7,439       7,439         7,439            7,431
  Legal fee ...........................................        4,123        4,123       4,123         4,123            4,103
  Printing expenses ...................................        2,755        2,755       2,755         2,755            2,752
  Trustees fee and expenses ...........................        3,416        3,416       3,416         3,416            3,412
  Transfer agent fee ..................................          232          232       2,528           232              162
  Insurance ...........................................        2,133        4,222       1,980         1,567            3,541
  Other ...............................................          566          980         392           412              836
  Expenses borne by the adviser .......................      (24,966)      (5,655)    (32,496)      (42,559)         (25,059)
  Expense reductions ..................................       (1,900)         (11)        (36)         (508)            (426)
                                                         -----------   ----------   ---------      --------       ----------
      TOTAL EXPENSES ..................................       78,545      197,513      97,471        41,964          148,194
                                                         -----------   ----------   ---------      --------       ----------
      NET INVESTMENT INCOME (LOSS) ....................      184,900      127,810     (70,829)      297,653           65,232

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments ...............    2,095,757      (71,409)   (422,377)      (18,823)       1,394,275
Net realized gain on foreign currency transactions ....            0            8           0             0          331,632
Change in unrealized appreciation (depreciation) of:
  Investments .........................................   (1,064,480)   3,209,625     846,662          (487)         923,628
  Foreign currency ....................................            0            0           0             0         (218,626)
                                                         -----------   ----------   ---------      --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...............    1,031,277    3,138,224     424,285       (19,310)       2,430,909
                                                         -----------   ----------   ---------      --------       ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................  $ 1,216,177   $3,266,034   $ 353,456      $278,343       $2,496,141
                                                         ===========   ==========   =========      ========       ==========



See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                            CASH MANAGEMENT PORTFOLIO                 GROWTH PORTFOLIO
                                                        SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             6/30/97            12/31/96           6/30/97           12/31/96
                                                             -------            --------           -------           --------
                                                           (UNAUDITED)                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ...................       $    17,461        $   574,740        $   (97,128)       $  (112,724)
    Net realized gain (loss) on investments ........                 0               (740)         1,022,831          3,885,594
    Net realized gain (loss) on foreign
      currency transactions ........................                 0                  0                 26                  4
    Change in unrealized appreciation
      (depreciation) of:
      Investments ..................................                 0                  0          5,841,161          7,359,129
      Foreign currency .............................                 0                  0                  0                  0
                                                           -----------        -----------        -----------        -----------

    Net increase (decrease) in net assets
        resulting from operations ..................            17,461            574,000          6,766,890         11,132,003
  Dividends and distributions to Shareholders
    from:
    Net investment income ..........................           (17,461)          (574,740)                 0                  0
    Net realized gain on investments ...............                 0                  0                  0         (3,224,517)
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income ..........................                 0                  0                  0             (2,498)
    Net realized gain on investments ...............                 0                  0                  0                  0
  Trust share transactions .........................        (8,267,454)        (1,172,111)          (353,254)         3,741,040
                                                           -----------        -----------        -----------        -----------
      Total increase (decrease) ....................        (8,267,454)        (1,172,851)         6,413,636         11,646,028
  Net assets
    Beginning of period ............................         8,922,872         10,095,723         54,564,752         42,918,724
                                                           -----------        -----------        -----------        -----------
    END OF PERIOD (1) ..............................       $   655,418        $ 8,922,872        $60,978,388        $54,564,752
                                                           ===========        ===========        ===========        ===========

   (1) Including undistributed (distributions in
   excess of) net investment income ................       $         0        $         0        $   (97,128)       $         0


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                            GROWTH & INCOME PORTFOLIO            HIGH INCOME BOND PORTFOLIO
                                                        SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             6/30/97            12/31/96           6/30/97           12/31/96
                                                             -------            --------           -------           --------
                                                           (UNAUDITED)                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ...................       $    78,331       $    58,118          $   499,933       $   763,269
    Net realized gain (loss) on investments ........         1,119,188          (135,171)            (122,886)          284,309
    Net realized gain (loss) on foreign
      currency transactions ........................                 0                 0                    0                 0
    Change in unrealized appreciation
      (depreciation) of:
      Investments ..................................           690,668           505,901              480,747           287,545
      Foreign currency .............................                 0                 0                    0                 0
                                                           -----------       -----------          -----------       -----------

    Net increase (decrease) in net assets
        resulting from operations ..................         1,888,187           428,848              857,794         1,335,123
  Dividends and distributions to Shareholders
    from:
    Net investment income ..........................                 0           (58,118)                   0          (763,269)
    Net realized gain on investments ...............                 0           (29,710)                   0                 0
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income ..........................                 0              (737)                   0           (60,285)
    Net realized gain on investments ...............                 0                 0                    0                 0
  Trust share transactions .........................         3,942,505         6,625,007              493,978         3,559,102
                                                           -----------       -----------          -----------       -----------
      Total increase (decrease) ....................         5,830,692         6,965,290            1,351,772         4,070,671
  Net assets
    Beginning of period ............................        10,300,046         3,334,756           12,834,511         8,763,840
                                                           -----------       -----------          -----------       -----------
    END OF PERIOD (1) ..............................       $16,130,738       $10,300,046          $14,186,283       $12,834,511
                                                           ===========       ===========          ===========       ===========

   (1) Including undistributed (distributions in
   excess of) net investment income ................       $    78,331       $         0          $   455,469       $   (44,464)



                                                               MATRIX EQUITY PORTFOLIO
                                                        SIX MONTHS ENDED        YEAR ENDED
                                                             6/30/97            12/31/96
                                                        ----------------        ----------
                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ...................      $   184,900          $   589,737
    Net realized gain (loss) on investments ........        2,095,757              587,821
    Net realized gain (loss) on foreign
      currency transactions ........................                0                    0
    Change in unrealized appreciation
      (depreciation) of:
      Investments ..................................       (1,064,480)            (546,460)
      Foreign currency .............................                0                    0
                                                          -----------          -----------

    Net increase (decrease) in net assets
        resulting from operations ..................        1,216,177              631,098
  Dividends and distributions to Shareholders
    from:
    Net investment income ..........................                0             (589,737)
    Net realized gain on investments ...............                0             (476,096)
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income ..........................                0                    0
    Net realized gain on investments ...............                0                 (100)
  Trust share transactions .........................       (1,684,033)          (1,135,870)
                                                          -----------          -----------
      Total increase (decrease) ....................         (467,856)          (1,570,705)
  Net assets
    Beginning of period ............................       14,447,605           16,018,310
                                                          -----------          -----------
    END OF PERIOD (1) ..............................      $13,979,749          $14,447,605
                                                          ===========          ===========

   (1) Including undistributed (distributions in
   excess of) net investment income ...................   $   235,323          $    50,423





See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  -CONTINUED-


                                                          MULTIPLE STRATEGIES PORTFOLIO        SMALL CAPITAL GROWTH PORTFOLIO
                                                        SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             6/30/97            12/31/96           6/30/97           12/31/96
                                                             -------            --------           -------           --------
                                                           (UNAUDITED)                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ...................       $   127,810        $   321,490        $   (70,829)       $   (78,272)
    Net realized gain (loss) on investments ........           (71,409)         3,291,193           (422,377)            (1,760)
    Net realized gain (loss) on foreign
      currency transactions ........................                 8             17,576                  0                  0
    Change in unrealized appreciation
      (depreciation) of:
      Investments ..................................         3,209,625          1,125,428            846,662          1,590,340
      Foreign currency .............................                 0                  0                  0                  0
                                                           -----------        -----------        -----------        -----------

    Net increase (decrease) in net assets
      resulting from operations ....................         3,266,034          4,755,687            353,456          1,510,308
  Dividends and distributions to Shareholders
    from:
    Net investment income ..........................                 0           (321,490)                 0                  0
    Net realized gain on investments ...............                 0         (3,160,559)                 0            (40,086)
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income ..........................                 0                (95)                 0                  0
    Net realized gain (loss) on investments ........                 0                  0                  0                  0
  Trust share transactions .........................           147,816          4,230,258          3,399,250          8,519,785
                                                           -----------        -----------        -----------        -----------
      Total increase (decrease) ....................         3,413,850          5,503,801          3,752,706          9,990,007
  Net assets
    Beginning of period ............................        31,883,509         26,379,708         13,803,109          3,813,102
                                                           -----------        -----------        -----------        -----------
    END OF PERIOD (1) ..............................       $35,297,359        $31,883,509        $17,555,815        $13,803,109
                                                           ===========        ===========        ===========        ===========

   (1) Including undistributed (distributions
    in excess of) net investment income ............       $   137,729        $     9,919        $   (70,829)       $         0


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  -CONTINUED-


                                                         U.S. GOVERNMENT BOND PORTFOLIO            WORLD EQUITY PORTFOLIO
                                                        SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             6/30/97            12/31/96           6/30/97           12/31/96
                                                             -------            --------           -------           --------
                                                           (UNAUDITED)                           (UNAUDITED)


INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ...................       $   297,653        $   637,006        $    65,232        $    21,021
    Net realized gain (loss) on investments ........           (18,823)           115,107          1,394,275            878,643
    Net realized gain (loss) on foreign
      currency transactions ........................                 0                  0            331,632           (170,197)
    Change in unrealized appreciation
      (depreciation) of:
      Investments ..................................              (487)          (496,161)           923,628          1,675,486
      Foreign currency .............................                 0                  0           (218,626)            47,547
                                                           -----------        -----------        -----------        -----------

    Net increase (decrease) in net assets
      resulting from operations ....................           278,343            255,952          2,496,141          2,452,500
  Dividends and distributions to Shareholders
    from:
    Net investment income ..........................                 0           (617,580)                 0            (21,021)
    Net realized gain on investments ...............                 0           (211,853)                 0           (565,417)
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income ..........................                 0                  0                  0            (81,014)
    Net realized gain (loss) on investments ........                 0                  0                  0                  0
  Trust share transactions .........................        (1,430,455)          (310,953)          (379,517)         4,558,380
                                                           -----------        -----------        -----------        -----------
      Total increase (decrease) ....................        (1,152,112)          (884,434)         2,116,624          6,343,428
  Net assets
    Beginning of period ............................        10,733,621         11,618,055         24,534,160         18,190,732
                                                           -----------        -----------        -----------        -----------
    END OF PERIOD (1) ..............................       $ 9,581,509        $10,733,621        $26,650,784        $24,534,160
                                                           ===========        ===========        ===========        ===========

   (1) Including undistributed (distributions
    in excess of) net investment income ............       $   319,410        $    21,757        $   192,713        $   127,481




See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           CASH MANAGEMENT PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                         Six Months Ended                       Year Ended December 31,
                                          June 30, 1997     --------------------------------------------------------------------
                                           (Unaudited)        1996            1995          1994(1)        1993           1992
                                           -----------        ----            ----          -------        ----           ----

NET ASSET VALUE AT BEGINNING OF PERIOD ..   $ 1.000         $ 1.000        $ 1.000         $ 1.000        $ 1.000        $ 1.000
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income .................     0.024           0.047          0.052           0.036          0.024          0.032
  Net Realized and Unrealized Gain
    (Loss) on Investments ...............     0.000           0.000          0.000           0.000          0.000          0.000
                                            -------         -------        -------         -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS ........     0.024           0.047          0.052           0.036          0.024          0.032
                                            -------         -------        -------         -------        -------        -------
LESS DISTRIBUTIONS:
  From Net Investment Income ............    (0.024)         (0.047)        (0.052)         (0.036)        (0.024)        (0.032)
  From Net Realized Capital Gains .......    (0.000)         (0.000)        (0.000)         (0.000         (0.000)        (0.000)
                                            -------         -------        -------         -------        -------        -------
  Total Distributions ...................    (0.024)         (0.047)        (0.052)         (0.036)        (0.024)        (0.032)
                                            -------         -------        -------         -------        -------        -------

NET ASSET VALUE AT END OF PERIOD ........   $ 1.000         $ 1.000        $ 1.000         $ 1.000        $ 1.000        $ 1.000
                                            =======         =======        =======         =======        =======        =======

TOTAL RETURN (2) (3) ....................      2.46%(4)        4.81%          5.43%           3.68%          2.46%          3.22%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's) ...   $   655         $ 8,923        $10,096         $ 8,198        $ 9,081        $18,405
  Ratio of Operating Expenses to
    Average Net Assets (5) ..............   $  0.75%(6)        0.75%          0.75%           0.75%          0.75%          0.75%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ......................      0.77%(6)        0.75%          0.75%           --             --             --
  Ratio of Net Investment Income to
    Average Net Assets ..................      4.69%(6)        4.67%          5.30%           3.64%          2.46%          3.20%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 18.62%; 1996 - 1.54%; 1995 - 1.72%; 1994 - 1.46%; 1993 - 1.46% and 1992 - 1.13%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                     Six Months Ended                             Year Ended December 31,
                                      June 30, 1997        -----------------------------------------------------------------------
                                       (Unaudited)           1996            1995          1994(1)           1993            1992
                                       -----------           ----            ----          -------           ----            ----


NET ASSET VALUE AT BEGINNING OF PERIOD   $30.623           $25.866         $20.056         $20.390         $20.454         $26.290
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) .......    (0.055)           (0.063)          0.007           0.173           0.468           0.254
  Net Realized and Unrealized Gain
    (Loss) on Investments ............     3.880             6.736           7.419          (0.335)          1.401          (2.256)
                                         -------           -------         -------         -------         -------         -------
TOTAL FROM INVESTMENT OPERATIONS .....     3.825             6.673           7.426          (0.162)          1.869          (2.002)
                                         -------           -------         -------         -------         -------         -------
LESS DISTRIBUTIONS:
  From Net Investment Income .........    (0.000)           (0.002)         (0.173)         (0.086)         (0.436)         (0.254)
  In Excess of Net Investment Income .    (0.000)           (0.000)         (0.000)         (0.000)         (0.373)         (0.000)
  From Net Realized Capital Gains ....    (0.000)           (1.914)         (1.443)         (0.086)         (1.124)         (3.580)
                                         -------           -------         -------         -------         -------         -------
  Total Distributions ................    (0.000)           (1.916)         (1.616)         (0.172)         (1.933)         (3.834)
                                         -------           -------         -------         -------         -------         -------

NET ASSET VALUE AT END OF PERIOD .....   $34.448           $30.623         $25.866         $20.056         $20.390         $20.454
                                         =======           =======         =======         =======         =======         =======

TOTAL RETURN (2)(3)...................     12.49%            25.74%          37.12%          (0.79)%          9.09%          (7.59)%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)    $60,978           $54,565         $42,919         $30,815         $42,530         $52,538
  Ratio of Operating Expenses to
    Average Net Assets (5)............      1.12%             1.17%           1.17%           1.20%           1.20%           1.16%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ...................      1.12%             1.17%           1.17%             -               -               -
  Ratio of Net Investment Income to
    Average Net Assets ...............     (0.35)%           (0.23)%          0.01%           0.78%           1.74%           1.06%
  Portfolio Turnover Rate ............     21.04%            67.82%         166.87%         155.12%           6.05%         133.30%
  Average Commission per Share (8) ...   $  0.05           $  0.05             -               -               -               -


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 18.62%; 1996 - 1.54%; 1995 - 1.72%; 1994 - 1.46%; 1993 - 1.46% and 1992 - 1.13%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                          Six Months Ended
                                           June 30, 1997        Year Ended         Period Ended
                                            (Unaudited)     December 31, 1996   December 31, 1995 (1)
                                            -----------     -----------------   ---------------------

NET ASSET VALUE AT BEGINNING OF PERIOD       $ 12.421            $11.171             $10.000
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income ..............          0.069              0.070               0.045
  Net Realized and Unrealized Gain
    (Loss) on Investments ............          1.820              1.291               1.266
                                             --------            -------             -------
TOTAL FROM INVESTMENT OPERATIONS .....          1.889              1.361               1.311
                                             --------            -------             -------
LESS DISTRIBUTIONS:
  From Net Investment Income .........         (0.000)            (0.071)             (0.045)
  From Net Realized Capital Gains ....         (0.000)            (0.040)             (0.095)
                                             --------            -------             -------
  Total Distributions ................         (0.000)            (0.111)             (0.140)
                                             --------            -------             -------

NET ASSET VALUE AT END OF PERIOD .....       $ 14.310            $12.421             $11.171
                                             ========            =======             =======

TOTAL RETURN (2)(3) ..................          15.20%(4)          12.15%              13.09%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)        $ 16,131            $10,300             $ 3,335
  Ratio of Operating Expenses to
    Average Net Assets (5) ...........           1.25%(6)           1.25%               1.25%(6)
  Ratio of Operating Expenses to
    Average Net Assets Before Expense
    Reductions (7) ...................           1.25%(6)           1.26%               1.49%(6)
  Ratio of Net Investment Income to
    Average Net Assets ...............           1.24%(6)           0.82%               1.17%(6)
  Portfolio Turnover Rate ............         149.64%(4)         131.85%              33.49%
  Average Commission per Share (8) ...       $   0.06            $  0.06                 -



(1)  From commencement of operations May 31, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.68%; 1996 - 2.62%; 1995 - 7.27%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                         Six Months Ended                       Year Ended December 31,
                                          June 30, 1997     --------------------------------------------------------------------
                                           (Unaudited)         1996          1995         1994(1)         1993            1992
                                           -----------         ----          ----         -------         ----            ----


NET ASSET VALUE AT BEGINNING OF PERIOD ..   $ 9.172          $ 8.589       $ 7.914        $ 9.704        $ 9.492         $ 9.187
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income .................     0.344            0.595         0.779          1.018          0.848           0.972
  Net Realized and Unrealized Gain
    (Loss) on Investments ...............     0.221            0.624         0.717         (1.711)         0.567           0.481
                                            -------          -------       -------        -------        -------         -------
TOTAL FROM INVESTMENT OPERATIONS ........     0.565            1.219         1.496         (0.693)         1.415           1.453
                                            -------          -------       -------        -------        -------         -------
LESS DISTRIBUTIONS:
  From Net Investment Income ............    (0.000)          (0.636)       (0.779)        (1.005)        (0.849)         (0.975)
  In Excess of Net Investment Income ....    (0.000)          (0.000)       (0.042)        (0.006)        (0.000)         (0.000)
  From Net Realized Capital Gains .......    (0.000)          (0.000)       (0.000)        (0.075)        (0.354)         (0.173)
  In Excess of Net Realized Capital Gains    (0.000)          (0.000)       (0.000)        (0.011)        (0.000)         (0.000)
                                            -------          -------       -------        -------        -------         -------
  Total Distributions ...................    (0.000)          (0.636)       (0.821)        (1.097)        (1.203)         (1.148)
                                            -------          -------       -------        -------        -------         -------

NET ASSET VALUE AT END OF PERIOD ........   $ 9.737          $ 9.172       $ 8.589        $ 7.914        $ 9.704         $ 9.492
                                            =======          =======       =======        =======        =======         =======

TOTAL RETURN(2)(3) ......................      6.16%(4)        14.20%        18.98%         (7.08)%        14.91%          15.77%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's) ...   $14,186          $12,833       $ 8,764        $ 7,771        $14,496         $12,448
  Ratio of Operating Expenses to
    Average Net Assets (5) ..............      1.20%(6)         1.18%         1.20%          1.20%          1.20%           1.20%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ......................      1.20%(6)         1.20%         1.21%           -              -               -
  Ratio of Net Investment Income to
    Average Net Assets ..................      7.32%(6)         7.96%         8.62%          8.70%          8.04%           9.70%
  Portfolio Turnover Rate ...............     45.08%(4)       105.48%        82.15%        200.19%         90.82%         166.27%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.62%; 1996 - 1.97%; 1995 - 2.04%; 1994 - 2.03%; 1993 - 1.59% and 1992 - 1.68%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                       Six Months Ended                       Year Ended December 31,
                                        June 30, 1997     --------------------------------------------------------------------
                                         (Unaudited)        1996        1995           1994(1)           1993            1992
                                         -----------        ----        ----           -------           ----            ----


NET ASSET VALUE AT BEGINNING OF PERIOD   $15.254          $15.704      $12.372         $14.650         $13.891         $14.057
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income ..............     0.228            0.659        0.559           0.521           0.314           0.326
  Net Realized and Unrealized Gain
    (Loss) on Investments ............     1.199            0.063        3.560          (0.651)          2.171          (0.168)
                                         -------          -------      -------         -------         -------         -------
TOTAL FROM INVESTMENT OPERATIONS .....     1.427            0.722        4.119          (0.130)          2.485           0.158
                                         -------          -------      -------         -------         -------         -------
LESS DISTRIBUTIONS:
  From Net Investment Income .........    (0.000)          (0.654)      (0.494)         (0.521)         (0.296)         (0.324)
  In Excess of Net Investment Income .    (0.000)          (0.000)      (0.000)         (0.000)         (0.170)         (0.000)
  From Net Realized Capital Gains ....    (0.000)          (0.518)      (0.293)         (1.627)         (1.260)         (0.000)
                                         -------          -------      -------         -------         -------         -------
  Total Distributions ................    (0.000)          (1.172)      (0.787)         (2.148)         (1.726)         (0.324)
                                         -------          -------      -------         -------         -------         -------

NET ASSET VALUE AT END OF PERIOD .....   $16.681          $15.254      $15.704         $12.372         $14.650         $13.891
                                         =======          =======      =======         =======         =======         =======

TOTAL RETURN (2)(3) ..................      9.38%(4)         3.74%       33.45%          (1.05)%         17.87%           1.12%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)    $13,980          $14,448      $16,018         $12,312         $15,251         $12,693
  Ratio of Operating Expenses to
    Average Net Assets (5) ...........      1.15%(6)         1.15%        1.15%           1.16%           1.20%           1.20%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ...................      1.18%(6)         1.15%        1.17%            -               -               -
  Ratio of Net Investment Income to
    Average Net Assets ...............      2.71%(6)         3.74%        3.89%           3.16%           1.85%           2.49%
  Portfolio Turnover Rate ............    102.49%(4)        19.41%       48.20%         193.40%         109.57%         308.39%
  Average Commission per Share (6) ...   $  0.03          $  0.03          -               -               -               -


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997- 1.52%; 1996 - 1.47%; 1995 - 1.51%; 1994 - 1.60%; 1993 - 1.59% and 1992 - 1.64%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                        Six Months Ended                       Year Ended December 31,
                                         June 30, 1997     -----------------------------------------------------------------
                                          (Unaudited)        1996          1995        1994(1)        1993            1992
                                          -----------        ----          ----        -------        ----            ----


NET ASSET VALUE AT BEGINNING OF PERIOD ..   $12.699         $12.043       $10.022      $12.182       $11.785         $12.515
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income .................     0.051           0.143         0.137        0.236         0.424           0.499
  Net Realized and Unrealized Gain
    (Loss) on Investments ...............     1.253           2.068         3.086       (0.711)        0.835          (0.060)
                                            -------         -------       -------      -------       -------         -------
TOTAL FROM INVESTMENT OPERATIONS ........     1.304           2.211         3.223       (0.475)        1.259           0.439
                                            -------         -------       -------      -------       -------         -------
LESS DISTRIBUTIONS:
  From Net Investment Income ............    (0.000)         (0.144)       (0.136)      (0.235)       (0.424)         (0.506)
  In Excess of Net Investment Income ....    (0.000)         (0.000)       (0.000)      (0.008)       (0.000)         (0.000)
  From Net Realized Capital Gains .......    (0.000)         (1.411)       (1.066)      (1.418)       (0.438)         (0.663)
  In Excess of Net Realized Capital Gains    (0.000)         (0.000)       (0.000)      (0.024)       (0.000)         (0.000)
                                            -------         -------       -------      -------       -------         -------
  Total Distributions ...................    (0.000)         (1.555)       (1.202)      (1.685)       (0.862)         (1.169)
                                            -------         -------       -------      -------       -------         -------

NET ASSET VALUE AT END OF PERIOD ........   $14.003         $12.699       $12.043      $10.022       $12.182         $11.785
                                            =======         =======       =======      =======       =======         =======

TOTAL RETURN (2) (3) ....................     10.27%(4)       18.29%        32.24%       (3.91)%       10.52%           3.62%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's) ...   $35,297         $31,884       $26,380      $21,150       $24,522         $26,012
  Ratio of Operating Expenses to
    Average Net Assets (5) ..............      1.20%(6)        1.20%         1.20%        1.20%         1.20%           1.20%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ......................      1.20%(6)        1.20%         1.20%         -             -               -
  Ratio of Net Investment Income to
    Average Net Assets ..................      0.78%(6)        1.16%         1.14%        1.74%         3.20%           3.73%
  Portfolio Turnover Rate ...............     17.41%(4)       92.21%       161.10%      153.64%        25.57%          52.11%
  Average Commission per Share (8) ......   $  0.05         $  0.05           -            -             -               -


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.23%; 1996 - 1.32%; 1995 - 1.33%; 1994 - 1.48%; 1993 - 1.35% and 1992 - 1.24%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                          Six Months Ended
                                           June 30, 1997        Year Ended         Period Ended
                                            (Unaudited)     December 31, 1996   December 31, 1995 (1)
                                            -----------     -----------------   ---------------------


NET ASSET VALUE AT BEGINNING OF PERIOD       $16.050              $12.638               $10.000
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss ................        (0.065)              (0.091)               (0.042)
  Net Realized and Unrealized Gain
    on Investments ...................         0.024                3.560                 3.047
                                             -------              -------               -------
TOTAL FROM INVESTMENT OPERATIONS .....        (0.041)               3.469                 3.005
                                             -------              -------               -------
LESS DISTRIBUTIONS:
  From Net Investment Income .........        (0.000)              (0.000)               (0.000)
  From Net Realized Capital Gains ....        (0.000)              (0.057)               (0.367)
                                             -------              -------               -------
  Total Distributions ................        (0.000)              (0.057)               (0.367)
                                             -------              -------               -------

NET ASSET VALUE AT END OF PERIOD .....       $16.009              $16.050               $12.638
                                             =======              =======               =======

TOTAL RETURN (2) (3) .................       (0.25)%(4)             27.39%                30.08%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)        $17,556              $13,803               $ 3,813
  Ratio of Operating Expenses to
    Average Net Assets (5) ...........          1.35%(6)             1.35%                 1.35%(6)
  Ratio of Operating Expenses to
    Average Net Assets Before Expense
    Reductions (7) ...................          1.35%(6)             1.35%                 1.38%(6)
  Ratio of Net Investment Income to
    Average Net Assets ...............       (0.98)%(6)             (0.90)%             (0.79)%(6)
  Portfolio Turnover Rate ............       32.91 %(4)             72.66%                73.76%(4)
  Average Commission per Share (8) ...       $  0.05              $  0.05                   -


(1)  From commencement of operations May 4, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.80%; 1996 - 2.38%; 1995 - 9.00%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                        Six Months Ended                       Year Ended December 31,
                                         June 30, 1997     -----------------------------------------------------------------
                                          (Unaudited)        1996          1995        1994(1)        1993            1992
                                          -----------        ----          ----        -------        ----            ----



NET ASSET VALUE AT BEGINNING OF PERIOD ..   $ 9.939         $10.510       $ 9.718      $10.923       $10.659         $11.372
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income .................     0.320           0.630         0.765        0.690         0.674           0.886
  Net Realized and Unrealized Gain
    (Loss) on Investments ...............    (0.027)         (0.365)        1.191       (0.986)        0.328          (0.187)
                                            -------         -------       -------      -------       -------         -------
TOTAL FROM INVESTMENT OPERATIONS ........     0.293           0.265         1.956       (0.296)        1.002           0.699
                                            -------         -------       -------      -------       -------         -------
LESS DISTRIBUTIONS:
  From Net Investment Income ............    (0.000)         (0.630)       (0.765)      (0.690)       (0.673)         (0.887)
  In Excess of Net Investment Income ....    (0.000)         (0.000)       (0.045)      (0.000)       (0.000)         (0.000)
  From Net Realized Capital Gains .......    (0.000)         (0.206)       (0.354)      (0.105)       (0.062)         (0.525)
  In Excess of Net Realized Capital Gains    (0.000)         (0.000)       (0.000)      (0.112)       (0.000)         (0.000)
  Tax Return of Capital .................    (0.000)         (0.000)       (0.000)      (0.002)       (0.003)         (0.000)
                                            -------         -------       -------      -------       -------         -------
  Total Distributions ...................    (0.000)         (0.836)       (1.164)      (0.909)       (0.738)         (1.412)
                                            -------         -------       -------      -------       -------         -------

NET ASSET VALUE AT END OF PERIOD ........   $10.232         $ 9.939       $10.510      $ 9.718       $10.923         $10.659
                                            =======         =======       =======      =======       =======         =======

TOTAL RETURN (2) (3) ....................      2.95%(4)        2.36%        20.18%       (2.72)%        9.38%           6.13%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's) ...   $ 9,582         $10,735       $11,618      $14,444       $20,710         $24,280
  Ratio of Operating Expenses to
    Average Net Assets (5) ..............      0.85%(6)        0.85%         0.85%        0.85%         0.85%           0.85%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ......................      0.86%(6)        0.85%         0.85%         -             -               -
  Ratio of Net Investment Income to
    Average Net Assets ..................      6.00%(6)        5.80%         6.18%        5.65%         5.20%           6.41%
  Portfolio Turnover Rate ...............     60.41%(4)      244.96%       252.94%      289.71%        27.84%         133.86%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.71%; 1996 - 1.66%; 1995 - 1.59%; 1994 - 1.45%; 1993 - 1.30% and 1992 - 1.17%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  -CONTINUED-

                                        Six Months Ended                       Year Ended December 31,
                                         June 30, 1997     -----------------------------------------------------------------
                                          (Unaudited)        1996          1995        1994(1)        1993            1992
                                          -----------        ----          ----        -------        ----            ----


NET ASSET VALUE AT BEGINNING OF PERIOD ..   $15.062         $13.823       $11.752      $11.348       $10.177         $10.377
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income .................     0.042           0.016         0.014        0.013         0.086           0.128
  Net Realized and Unrealized Gain
    (Loss) on Investments ...............     1.512           1.647         2.872        1.119         1.679          (0.319)
                                            -------         -------       -------      -------       -------         -------
TOTAL FROM INVESTMENT OPERATIONS ........     1.554           1.663         2.886        1.132         1.765          (0.191)
                                            -------         -------       -------      -------       -------         -------
LESS DISTRIBUTIONS:
  From Net Investment Income ............    (0.000)         (0.064)       (0.000)      (0.023)       (0.091)         (0.009)
  In Excess of Net Investment Income ....    (0.000)         (0.000)       (0.000)      (0.000)       (0.007)         (0.000)
  From Net Realized Capital Gains .......    (0.000)         (0.360)       (0.815)      (0.698)       (0.496)         (0.000)
  In Excess of Net Realized Capital Gains    (0.000)         (0.000)       (0.000)      (0.007)       (0.000)         (0.000)
                                            -------         -------       -------      -------       -------         -------
  Total Distributions ...................    (0.000)         (0.424)       (0.815)      (0.728)       (0.594)         (0.009)
                                            -------         -------       -------      -------       -------         -------
NET ASSET VALUE AT END OF PERIOD ........   $16.616         $15.062       $13.823      $11.752       $11.348         $10.177
                                            =======         =======       =======      =======       =======         =======
TOTAL RETURN (2) (3) ....................     10.36%(4)       12.33%        24.32%       10.02%        17.32%          (1.83)%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's) ...   $26,651         $24,534       $18,191      $11,500       $12,230         $ 9,280
  Ratio of Operating Expenses to
    Average Net Assets (5) ..............      1.20%(6)        1.20%         1.20%        1.20%         1.20%           1.20%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (7) ......................      1.20%(6)        1.20%         1.20%         -             -               -
  Ratio of Net Investment Income to
    Average Net Assets ..................      0.53%(6)        0.96%         0.12%        0.16%         0.92%           1.34%
  Portfolio Turnover Rate ...............     48.75%(4)       61.14%        97.85%      110.12%        78.50%         103.43%
  Average Commission per Share (8) ......   $  0.01         $  0.02             -            -             -               -


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Not annualized.

(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.40%; 1996 - 1.49%; 1995 - 1.67%; 1994 - 2.22%; 1993 - 1.79% and 1992 - 2.26%.

(6)  Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)


NOTE A -- ORGANIZATION

     Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently comprises nine series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Cash Management Portfolio, the Growth Portfolio (formerly the Common Stock Portfolio), the Growth & Income Portfolio, the High Income Bond Portfolio, the Matrix Equity Portfolio (formerly the Tilt Utility Portfolio), the Multiple Strategies Portfolio, the Small Cap Growth Portfolio, (formerly the Small Cap Portfolio), the U.S. Government Bond Portfolio, and the World Equity Portfolio.

     As of June 30, 1997, 96.4% of the assets of the Trust are owned by First Variable Life Insurance Company ("First Variable") and 3.6% of the assets of the Trust are owned by Monarch Life Insurance Company ("MLIC"), through separate accounts maintained by First Variable and MLIC, respectively.

     Effective May 1, 1997, the names of the Common Stock Portfolio, the Small Cap Portfolio and the Tilt Utility Portfolio were changed to the Growth Portfolio, the Small Cap Growth Portfolio and the Matrix Equity Portfolio, respectively.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS: The Trust's equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. The Cash Management Portfolio values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

     FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-

     REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral, or proceeds may be subject to legal proceedings.

     INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain/(loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

     Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

     FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

     FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a federal excise tax.

                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-

     As of December 31, 1996, the High Income Bond Portfolio had a realized capital loss carryforward, for Federal income tax purposes, of $344,480 ($291,888 expires on December 31, 2002, $52,592 expires on December 31, 2003), available to be used to offset future realized capital gains.

     EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

     DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios, other than the Cash Management Portfolio, declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. The Cash Management Portfolio declares daily and pays monthly dividends from net investment income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of an Annuity Account to receive dividends and capital gain distributions in cash.


NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

     First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Federated Investment Counseling as sub-adviser to the Cash Management and the High Income Bond Portfolios, Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio and State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995: Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg, Pincus Counsellors, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Keystone Investment Management Company as sub-adviser to the World Equity Portfolio.

     FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life plc., of Dublin, Ireland.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.50% of the first $70 million of average daily net assets and 0.45% of average daily net assets in excess of $70 million for the Cash Management Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High

                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-


Income Bond Portfolio; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio.

LIMITATIONS

     First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 1998 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the Cash Management Portfolio and the U.S. Government Bond Portfolio).

EXPENSE REDUCTIONS

     State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the six months ended June 30, 1997, the Trust's expenses were reduced by $3,019.

TRUSTEES' COMPENSATION

     Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA, MLIC or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA, MLIC or FVAS.

NOTE D -- INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio other than the Cash Management Portfolio, for the six months ended June 30, 1997 were as follows:

                                            Non-                                     Non-
                                         Government          Government          Government           Government
                                         Purchases            Purchases            Sales                 Sales
                                        -----------          ----------          -----------          ----------

Cash Management Portfolio ....          $85,265,000          $1,259,138          $85,306,000          $9,410,000
Growth Portfolio .............           11,436,262                   0           12,174,293                   0
Growth & Income Portfolio ....           20,737,549             269,307           16,892,076             386,212
High Income Bond Portfolio ...            7,655,444             707,227            5,484,241             493,125
Matrix Equity Portfolio ......           14,047,173                   0           15,573,285                   0
Multiple Strategies Portfolio             5,403,894                   0            4,519,144             522,861
Small Cap Growth Portfolio ...            8,814,219                   0            4,571,402                   0
U.S. Government Bond Portfolio            1,874,874           4,008,659            2,214,022           5,049,528
World Equity Portfolio .......           11,813,510                   0           13,443,860                   0


                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 1997 were as follows:

                                                        Gross Unrealized        Net Unrealized
                                Identified Cost   Appreciation  (Depreciation)   Appreciation
                                ---------------   ------------  --------------   ------------
Cash Management Portfolio ....    $   749,976     $         0     $       0      $         0
Growth Portfolio .............     41,735,496      21,485,364      (820,398)      20,664,966
Growth & Income Portfolio ....     14,753,428       1,397,592      (107,162)       1,290,430
High Income Bond Portfolio ...     14,123,466       1,040,643      (132,722)         907,921
Matrix Equity Portfolio ......     12,511,820       1,385,413      (183,251)       1,202,162
Multiple Strategies Portfolio      27,499,597       8,489,096      (452,767)       8,036,329
Small Cap Growth Portfolio ...     14,863,777       3,607,523      (755,636)       2,851,887
U.S. Government Bond Portfolio      9,496,557          84,526       (62,467)          22,059
World Equity Portfolio .......     21,112,486       6,272,825      (408,000)       5,864,825

The aggregate cost of each Portfolio's investments was substantially the same for book and federal income tax purposes at June 30, 1997.

NOTE E -- TRUST SHARE TRANSACTIONS

                                               Six Months Ended
                                                June 30, 1997                      Year Ended
                                                (Unaudited)                    December 31, 1996
                                          -----------------------        ----------------------------
                                          Shares           Amount          Shares            Amount
                                          ------           ------          ------            ------

CASH MANAGEMENT PORTFOLIO
  Shares sold ....................        410,627      $   411,367       34,085,496      $ 34,085,496
  Shares issued to shareholders in
    reinvestment .................         17,460           17,460          574,728           574,728
                                       ----------      -----------       ----------      ------------
                                          428,087          428,827       34,660,224        34,660,224
  Shares repurchased .............     (8,696,281)      (8,696,281)     (35,832,335)      (35,832,335)
                                       ----------      -----------       ----------      ------------
  Net decrease ...................     (8,268,194)     $(8,267,454)      (1,172,111)     $ (1,172,111)
                                       ==========      ===========       ==========      ============

GROWTH PORTFOLIO
  Shares sold ....................        205,805      $ 6,484,753          424,439      $ 12,507,958
  Shares issued to shareholders in
    reinvestment .................              0                0          105,176         3,227,017
                                       ----------      -----------       ----------      ------------
                                          205,805        6,484,753          529,615        15,734,975
  Shares repurchased .............       (217,505)      (6,838,007)        (407,036)      (11,993,935)
                                       ----------      -----------       ----------      ------------
  Net (decrease) increase ........        (11,700)     $  (353,254)         122,579      $  3,741,040
                                       ==========      ===========       ==========      ============

GROWTH & INCOME PORTFOLIO
  Shares sold ....................        382,020      $ 5,049,542          648,884      $  8,072,912
  Shares issued to shareholders in
    reinvestment .................              0                0            7,099            88,565
                                       ----------      -----------       ----------      ------------
                                          382,020        5,049,542          655,983         8,161,477
  Shares repurchased .............        (84,022)      (1,107,037)        (125,254)       (1,536,470)
                                       ----------      -----------       ----------      ------------
  Net increase ...................        297,998      $ 3,942,505          530,729      $  6,625,007
                                       ==========      ===========       ==========      ============

                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-


                                               Six Months Ended
                                                June 30, 1997                      Year Ended
                                                (Unaudited)                    December 31, 1996
                                          -----------------------        ----------------------------
                                          Shares           Amount          Shares            Amount
                                          ------           ------          ------            ------


HIGH INCOME BOND PORTFOLIO
  Shares sold ....................        556,313      $ 5,195,697          980,079      $  9,025,755
  Shares issued to shareholders in
    reinvestment .................              0                0           89,263           817,769
                                         --------      -----------       ----------      ------------
                                          556,313        5,195,697        1,069,342         9,843,524
  Shares repurchased .............       (498,565)      (4,701,719)        (690,441)       (6,284,422)
                                         --------      -----------       ----------      ------------
  Net increase ...................         57,748      $   493,978          378,901      $  3,559,102
                                         ========      ===========       ==========      ============

MATRIX EQUITY PORTFOLIO
  Shares sold ....................         23,098      $   366,044          198,705      $  3,085,526
  Shares issued to shareholders in
    reinvestment .................              0                0           69,597         1,065,932
                                         --------      -----------       ----------      ------------
                                           23,098          366,044          268,302         4,151,458
  Shares repurchased .............       (132,206)      (2,050,077)        (341,137)       (5,287,328)
                                         --------      -----------       ----------      ------------
  Net decrease ...................       (109,108)     $(1,684,033)         (72,835)     $ (1,135,870)
                                         ========      ===========       ==========      ============

MULTIPLE STRATEGIES PORTFOLIO
  Shares sold ....................        187,540      $ 2,438,944        1,191,576      $ 16,014,171
  Shares issued to shareholders in
    reinvestment .................              0                0          272,676         3,482,144
                                         --------      -----------       ----------      ------------
                                          187,540        2,438,944        1,464,252        19,496,315
  Shares repurchased .............       (177,494)      (2,291,128)      (1,144,091)      (15,266,057)
                                         --------      -----------       ----------      ------------
  Net increase ...................         10,046      $   147,816          320,161      $  4,230,258
                                         ========      ===========       ==========      ============

SMALL CAP GROWTH PORTFOLIO
  Shares sold ....................        482,789      $ 6,988,989          848,253      $ 12,925,499
  Shares issued to shareholders in
    reinvestment .................              0                0            2,623            40,086
                                         --------      -----------       ----------      ------------
                                          482,789        6,988,989          850,876        12,965,585
  Shares repurchased .............       (246,175)      (3,589,739)        (292,589)       (4,445,800)
                                         --------      -----------       ----------      ------------
  Net increase ...................        236,614      $ 3,399,250          558,287      $  8,519,785
                                         ========      ===========       ==========      ============

U.S. GOVERNMENT BOND PORTFOLIO
  Shares sold ....................         32,664      $   326,620          240,394      $  2,471,577
  Shares issued to shareholders in
    reinvestment .................              0                0           82,843           829,433
                                         --------      -----------       ----------      ------------
                                           32,664          326,620          323,237         3,301,010
  Shares repurchased .............       (176,359)      (1,757,075)        (348,609)       (3,611,963)
                                         --------      -----------       ----------      ------------
  Net decrease ...................       (143,695)     $(1,430,455)         (25,372)     $   (310,953)
                                         ========      ===========       ==========      ============


                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
                                  -CONTINUED-


                                               Six Months Ended
                                                June 30, 1997                      Year Ended
                                                (Unaudited)                    December 31, 1996
                                          -----------------------        ----------------------------
                                          Shares           Amount          Shares            Amount
                                          ------           ------          ------            ------


WORLD EQUITY PORTFOLIO
  Shares sold ....................        155,083      $ 2,331,332          872,836      $ 12,579,417
  Shares issued to shareholders in
    reinvestment .................              0                0           45,499           667,451
                                         --------      -----------         --------      ------------
                                          155,083        2,331,332          918,335        13,246,868
  Shares repurchased .............       (180,109)      (2,710,849)        (605,395)       (8,688,488)
                                         --------      -----------         --------      ------------
  Net (decrease) increase ........        (25,026)     $  (379,517)         312,940      $  4,558,380
                                         ========      ===========         ========      ============


NOTE F -- FORWARD FOREIGN CURRENCY CONTRACT

     As of June 30, 1997 the World Equity Portfolio had open seven forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                        Net Unrealized
        Currency Sold               Settlement Date       Cost             Value   Appreciation/(Depreciation)
        -------------               ---------------       ----             -----   ---------------------------
    430,901 Australian Dollars         07/09/97       $  325,678       $  334,000         $   8,322
  4,778,534 French Francs              08/06/97          815,173          826,000            10,827
    848,033 German Marks               08/20/97          488,034          503,000            14,966
284,544,135 Japanese Yen               07/28/97        2,493,119        2,286,000          (207,119)
    919,681 Netherland Guilder         08/20/97          470,208          485,000            14,792
    352,231 Pound Sterling             08/20/97          585,689          575,000           (10,689)
    704,247 Swiss Francs               08/20/97          485,304          498,000            12,696
                                                                                          ---------
                                                                                          $(156,205)
                                                                                          =========

NOTE G - PORTFOLIO LIQUIDATION

     On January 2, 1997, First Variable redeemed its entire position of 8,214,891.968 shares in the Cash Management Portfolio and transferred it to the Federated Prime Money Fund II after receiving approval of the substitution from the Securities and Exchange Commission ("SEC"). MLIC is also in the process of applying to the SEC for exemptive relief regarding the redemption of its shares in the Portfolios. After MLIC receives approval from the SEC and redeems its shares, the Cash Management Portfolio will be liquidated.

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                        VARIABLE INVESTORS SERIES TRUST


                                ----------------



                           Paul G. Chenault, Trustee
                            Norman A. Fair, Trustee
                           Wesley E. Horton, Trustee
                           W. Lawrence Howe, Trustee
                            Laird E. Wiggin, Trustee
                   Stephan M. Largent, President and Trustee
                          Arnold R. Bergman, Secretary
                            Mark T. Kelly, Treasurer

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.
--------------------------------------------------------------------------------